NEUBERGER BERMAN LARGE CAP DISCIPLINED GROWTH FUND
(a series of Neuberger Berman Equity Funds)

605 Third Avenue, 2ndFloor
New York, New York 10158-0180
800-877-9700

March 13, 2009

Dear Shareholder,

     I am writing to inform you that, as of April 9, 2009, Neuberger Berman Large Cap Disciplined Growth Fund will be reorganized into Neuberger Berman Century Fund, which is run by the same portfolio managers using a similar investment process. Both Funds invest mainly in large-cap growth companies and seek long-term growth of capital. Prior to the reorganization, Century Fund will adopt the goal, investment strategies and investment policies of Large Cap Disciplined Growth Fund. Neuberger Berman Century Fund also will be renamed Neuberger Berman Large Cap Disciplined Growth Fund on the date of the reorganization. The enclosed Prospectus and Information Statement contain further information about the reorganization and Century Fund, including performance information.

     The Trustees approved the reorganization as being in the best interests of the Funds after considering, among other things, the Funds’ current asset levels and opportunities for growth and their similar investment strategies. There will be no increase to your Fund fees or expenses as a result of the reorganization, and you will not incur any sales loads or similar transaction costs as a result of the reorganization.

     You do not need to take any action regarding your account. Your Large Cap Disciplined Growth Fund shares will automatically be converted at their net asset value into Century Fund shares after the close of business on April 9, 2009. Please note that the reorganization is not a taxable event, but redeeming or exchanging your shares may be a taxable event depending on your situation.

     Thank you for your continued confidence in Neuberger Berman.

Sincerely,

Robert Conti
President and Chief Executive Officer
Neuberger Berman Equity Funds

Information Statement For:

NEUBERGER BERMAN LARGE CAP DISCIPLINED GROWTH FUND
(a series of Neuberger Berman Equity Funds)

Prospectus For:

NEUBERGER BERMAN CENTURY FUND
(a series of Neuberger Berman Equity Funds)

605 Third Avenue
New York, New York 10158-0180
800-877-9700

March 13, 2009

     This Prospectus and Information Statement (“Information Statement/ Prospectus”) is being furnished to shareholders of Neuberger Berman Large Cap Disciplined Growth Fund (“LCDG Fund”) in connection with a Plan of Reorganization and Dissolution (“Reorganization Plan”). Pursuant to the Reorganization Plan, shareholders of LCDG Fund will receive, in exchange for shares of that Fund, shares of Neuberger Berman Century Fund (“Century Fund,” and together with LCDG Fund, the “Funds”) equal in total value to their holdings in LCDG Fund as of the closing date of the reorganization contemplated by the Reorganization Plan (“Reorganization”), which is expected to be on April 9, 2009 (“Closing Date”). When the Reorganization is complete, LCDG Fund will be dissolved.

     Each Fund is a series of Neuberger Berman Equity Funds (“Trust”), an open-end management investment company. The Trust’s Board of Trustees approved the Reorganization as being in the best interests of the Funds after considering, among other things, the Funds’ current asset levels and opportunities for growth and their similar investment strategies. Shareholders of LCDG Fund are not being asked to vote on the Reorganization Plan or approve the Reorganization.

     Neuberger Berman Management LLC (“NB Management”) serves as investment manager, and Neuberger Berman, LLC (“Neuberger Berman”) serves as sub-adviser, to each Fund. This Information Statement/Prospectus sets forth concisely information that a LCDG Fund shareholder should know before the Closing Date and should be retained for future reference. The following additional information about the registrant has been filed with the Securities and Exchange Commission (“SEC”) and may be obtained without charge by writing or calling NB Management at 605 Third Avenue, New York, New York 10158-0180 or 800-877-9700:

  A Statement of Additional Information (“SAI”) relating to this Information Statement/Prospectus dated March 13, 2009 has been filed with the SEC and is incorporated herein by reference (File Nos. 333-157197 and 811-00582).

  The current Class A and Class C prospectus of LCDG Fund, as supplemented (“LCDG Fund Class A & C Prospectus”), which has been filed with the SEC and is incorporated herein by reference (File Nos. 002-11357 and 811-00582).

  The current Institutional Class prospectus of LCDG Fund, as supplemented (“LCDG Fund Institutional Class Prospectus”), which has been filed with the SEC and is incorporated herein by reference (File Nos. 002-11357 and 811-00582).

     We are not asking you for a proxy or written consent, and you are requested not to send to us a proxy or written consent.

     Shares of each Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

     The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

     No person has been authorized to give any information or to make any representations other than those contained in this Information Statement/ Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust.

SUMMARY

     The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Information Statement/Prospectus, the attached appendices and the documents incorporated by reference herein.

About the Reorganization

     The Trust’s Board of Trustees (“Board”), including all the trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust, approved the Reorganization Plan pursuant to which LCDG Fund will reorganize into Century Fund and each LCDG Fund shareholder will become a shareholder of Century Fund.

     The Reorganization will involve the following steps:

  LCDG Fund will transfer all of its assets to Century Fund. In exchange, LCDG Fund (1) will receive shares of Century Fund Class A with a total net asset value equal to the total net asset value of LCDG Fund Class A shares, shares of Century Fund Class C with a total net asset value equal to the total net asset value of LCDG Fund Class C shares, and shares of Century Fund Institutional Class with a total net asset value equal to the total net asset value of LCDG Fund Institutional Class shares, all calculated as of the close of business on the Closing Date* and (2) will assume all of LCDG Fund’s liabilities.

  Century Fund, through its transfer agent, will open an account, if one does not already exist, for each Class A, Class C and Institutional Class shareholder of LCDG Fund and will credit each such account or existing account with Class A, Class C or Institutional Class shares, respectively, of Century Fund in an amount equal in total net asset value to the total net asset value of LCDG Fund shares that the shareholder owned on the Closing Date.

  Century Fund will be renamed Neuberger Berman Large Cap Disciplined Growth Fund.

  LCDG Fund will dissolve thereafter.

     No sales charge or fee of any kind will be charged to LCDG Fund shareholders in connection with the Reorganization.

*

As of the date of this Information Statement/Prospectus, Class A, Class C and Institutional Class shares of Century Fund are not yet currently available for purchase. However, these share classes of Century Fund will be available for purchase on or about April 3, 2009, and, in any event, by the date of the Reorganization.

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     In addition, immediately after the closing of the Reorganization (“Closing”), Grandfathered Investors (as defined below) who receive Class A shares of Century Fund in the Reorganization will have those Class A shares converted into Investor Class shares of Century Fund (“Conversion”). The total net asset value of Investor Class shares each Grandfathered Investor will receive will equal the total net asset value of the Century Fund Class A shares that the Grandfathered Investor received in the Reorganization. “Grandfathered Investors” are investors who established accounts in Investor Class or Trust Class shares of a Neuberger Berman Fund prior to March 1, 2008, and who have continuously maintained an account in Investor or Trust Class shares since that date. This means that, if you were a Grandfathered Investor who held Class A shares of LCDG Fund prior to the Reorganization, you will receive Investor Class shares of Century Fund immediately after the Closing.†

Board Considerations

     Based upon its evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Board has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. See “Information Relating to the Reorganization – Board Considerations.”

Comparison of Investment Objectives, Policies and Strategies

     As of the date of the Information Statement/Prospectus, the investment objectives, policies and strategies of LCDG Fund and Century Fund are similar in that both Funds invest mainly in the common stocks of large-cap growth companies and seek long-term growth of capital. Century Fund also has a secondary investment objective of seeking dividend income. By the Closing Date, the investment objectives, policies and strategies of LCDG Fund and Century Fund will be identical.‡ Effective on or about April 3, 2009, the investment objectives, policies and strategies of Century Fund will mirror those of LCDG Fund.

Comparative Fee Tables

     Set forth below is a comparison of each Fund’s Class A, Class C and Institutional Class operating expenses. In addition, the operating expenses of Century Fund Investor Class is set forth next to the operating expenses of LCDG Fund Class A.

†

While the Conversion may not technically be considered part of the Reorganization, the Information Statement/Prospectus includes information about Investor Class shares of Century Fund for the benefit of Grandfathered Investors who will receive Investor Class shares of Century Fund.

‡	Although Century Fund has a policy that allows it to operate as a non-diversified investment company, the Board has adopted a policy, which cannot be changed without a shareholder vote, that Century Fund will invest its portfolio so as to meet the standards of a diversified investment company. LCDG Fund operates as a diversified investment company.

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Each Class’ operating expenses for the LCDG Fund and the Investor Class’ operating expenses for the Century Fund are for the fiscal year ended August 31, 2008. The operating expenses for Class A, Class C and Institutional Class of the Century Fund are estimated for the current fiscal year and assume the Reorganization and Conversion have been effected. With respect to the chart comparing LCDG Fund Class A and Century Fund Investor Class, the ratios also are shown on a pro forma (estimated) combined basis, after giving effect to the Reorganization and Conversion. These tables also describe the fees that you may pay if you buy, sell and hold Class A and Class C shares of either Fund. However, as noted above, no sales charge or fee of any kind will be charged to LCDG Fund shareholders in connection with the Reorganization. There are no transaction charges when you buy, sell or exchange Institutional Class shares of either Fund or Investor Class shares of Century Fund.

Class A

	LCDG	Century
	Fund	Fund
Shareholder fees
These are deducted directly from your investment.
Maximum initial sales charge on purchases
(% of offering price)[1]	5.75	5.75
Maximum sales charge on reinvested dividends	None	None
Maximum contingent deferred sales charge
(% of purchase price)[2,3]	None	None
Annual fund operating expenses (% of average net assets)[4]
These are deducted from Fund assets, so you pay them indirectly.

Management fees[5]	0.81	0.81
Distribution (12b-1) fees	0.25	0.25
Other expenses	2.40	0.71[6]
Acquired Fund fees and expenses[7]	0.02	0.01
Total annual operating expenses	3.48	1.78
Minus: Expense reimbursement	2.23	0.66
Net expenses[8]	1.25	1.12

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Class C

	LCDG	Century
	Fund	Fund
Shareholder fees
These are deducted directly from your investment.
Maximum initial sales charge on purchases
(% of offering price)	None	None
Maximum sales charge on reinvested dividends	None	None
Maximum contingent deferred sales charge
(% of purchase price)[2,9]	1.00	1.00
Annual fund operating expenses (% of average net assets)[4]
These are deducted from Fund assets, so you pay them indirectly.

Management fees[5]	0.81	0.81
Distribution (12b-1) fees	1.00	1.00
Other expenses	2.35	0.80[6]
Acquired Fund fees and expenses[7]	0.02	0.01
Total annual operating expenses	4.18	2.62
Minus: Expense reimbursement	2.19	0.75
Net expenses[10]	1.99	1.87

Institutional Class

	LCDG	Century
	Fund	Fund
Annual fund operating expenses (% of average net assets)[4]
These are deducted from Fund assets, so you pay them indirectly.

Management fees[5]	0.70	0.70
Distribution (12b-1) fees	None	None
Other expenses	11.29	1.76[6]
Acquired Fund fees and expenses[7]	0.02	0.01
Total annual operating expenses	12.01	2.47
Minus: Expense reimbursement	11.21	1.71
Net expenses[11]	0.80	0.76

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Class A / Investor Class (For Grandfathered Investors)

		Century
	LCDG	Fund	Pro Forma
	Fund	Investor	Combined
	Class A	Class	Fund[12]
Shareholder fees
These are deducted directly from your investment.
Maximum initial sales charge on purchases
(% of offering price)[1]	5.75	None	None
Maximum sales charge on reinvested dividends	None	None	None
Maximum contingent deferred sales charge
(% of purchase price)[2,3]	None	None	None
Annual fund operating expenses (% of average net assets)[4]
These are deducted from Fund assets, so you pay them indirectly.

Management fees[5]	0.81	0.81	0.81
Distribution (12b-1) fees	0.25	None	None
Other expenses	2.40	1.73	0.95
Acquired Fund fees and expenses[7]	0.02	0.01	0.01
Total annual operating expenses	3.48	2.55	1.77
Minus: Expense reimbursement	2.23	1.03	0.65
Net expenses[8]	1.25	1.52	1.12

1	The initial sales charge is reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more.

2

The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold. However, if all shares of the Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less.

3	A contingent deferred sales charge of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge.

4	The figures in the table for LCDG Fund and Century Fund Investor Class are based on last year’s expenses.

5	“Management fees” includes investment management and administration fees.

6	“Other expenses” are based on estimated amounts for the current fiscal year.

7	“Acquired Fund fees and expenses” are fees and expenses incurred indirectly by a Fund as a result of the investment of its uninvested cash in a fund managed by NB Management or an affiliate.

8

NB Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of LCDG Fund Class A, Century Fund Class A and Century Fund Investor Class through 8/31/2012, 8/31/2013 and 8/31/2015, respectively, so that the total annual operating expenses of those classes of LCDG Fund and Century Fund are limited to 1.20%, 1.11% and 1.11% of average net assets, respectively. This undertaking applies to a Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, and extraordinary expenses; consequently, net

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expenses may exceed the contractual expense limitation. Each Fund has agreed that Class A will repay NB Management for fees and expenses forgone or reimbursed for that class of LCDG Fund and Century Fund provided that repayment does not cause annual operating expenses to exceed 1.20% and 1.11% of that class’ average net assets, respectively. Century Fund has agreed that Investor Class will repay NB Management for fees and expenses forgone or reimbursed for that class of Century Fund provided that repayment does not cause annual operating expenses to exceed 1.11% of that class’ average net assets. Any such repayment must be made within three years after the year in which NB Management incurred the expense.

Currently, the Investor Class of Century Fund has a contractual expense limitation of 1.50% of average net assets until August 31, 2019. When the Conversion occurs, the contractual expense limitation will be changed to 1.11% of average net assets until August 31, 2015 subject to the other terms noted above.

9	The contingent deferred sales charge only applies if shares are sold within one year of purchase.

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NB Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of Class C of LCDG Fund and Century Fund through 8/31/2012 and 8/31/2013, respectively, so that the total annual operating expenses of that class of LCDG Fund and Century Fund are limited to 1.95% and 1.86% of average net assets, respectively. This undertaking applies to a Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, and extraordinary expenses; consequently, net expenses may exceed the contractual expense limitation. Each Fund has agreed that Class C will repay NB Management for fees and expenses forgone or reimbursed for that class of LCDG Fund and Century Fund provided that repayment does not cause annual operating expenses to exceed 1.95% and 1.86% of that class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NB Management incurred the expense.

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NB Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of LCDG Fund and Century Fund through 8/31/2012 and 8/31/2013, respectively, so that the total annual operating expenses of that class of LCDG Fund and Century Fund are limited to 0.75% of average net assets. This undertaking applies to a Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, and extraordinary expenses; consequently, net expenses may exceed the contractual expense limitation. Each Fund has agreed that the Institutional Class will repay NB Management for fees and expenses forgone or reimbursed for that class of LCDG Fund and Century Fund provided that repayment does not cause annual operating expenses to exceed 0.75% of that class’ average net assets. Any such repayment must be made within three years after the year in which NB Management incurred the expense.

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This assumes that the Conversion has occurred and that the percentage of Grandfathered Investors in Class A that were converted to Investor Class shares of Century Fund was the percentage of Grandfathered Investors in LCDG Fund on February 3, 2009.

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Expense Example

     The expense examples can help you compare costs between each class of LCDG Fund and the corresponding class of Century Fund. The following expense examples assume that you invested $10,000 in each Fund for the periods shown (ending August 31, 2008), that you earned a hypothetical 5% total return each year, and that each Fund’s expenses were those in the table above. Actual performance and expenses may be higher or lower.

Class A

	1 Year	3 Years	5 Years	10 Years
LCDG Fund	$695	$949	$1,692	$3,653
Century Fund	$683	$911	$1,299	$2,385

Class C

	1 Year	3 Years	5 Years	10 Years
LCDG Fund (assuming redemption)	$302	$624	$1,546	$3,916
LCDG Fund (assuming no redemption)	$202	$624	$1,546	$3,916
Century Fund (assuming redemption)	$290	$588	$1,176	$2,775
Century Fund (assuming
no redemption)	$190	$588	$1,176	$2,775

Institutional Class

	1 Year	3 Years	5 Years	10 Years
LCDG Fund	$82	$255	$2,786	$7,714
Century Fund	$78	$243	$817	$2,383

Class A / Investor Class

	1 Year	3 Years	5 Years	10 Years
LCDG Fund Class A	$695	$949	$1,692	$3,653
Century Fund Investor Class	$155	$480	$829	$1,813
Pro forma Combined Class	$114	$356	$617	$1,704

     The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in the combined fund would bear, whether directly or indirectly. The assumption in this example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The information in the previous tables should not be considered a representation of past or future expenses or rates of return; actual expenses or returns may be greater or less than those shown.

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Purchases

     As of the date of this Information Statement/Prospectus, Class A, Class C and Institutional Class shares of Century Fund are not yet currently available for purchase. However, these share classes of Century Fund will be available for purchase on or about April 3, 2009, and, in any event, by the date of the Reorganization. The information summarized below in this section will apply when Century Fund begins offering Class A, Class C and Institutional Class shares.

     Procedures to purchase shares in Class A, Class C and Institutional Class of the two Funds are identical. Procedures to purchase Investor Class shares of Century Fund are similar to the procedures that Grandfathered Investors follow for purchasing Class A shares of LCDG Fund. Shares of each class of each Fund are sold on a continuous basis. Shares of Class C and Institutional Class of each Fund and Investor Class of Century Fund are sold at net asset value with no initial sales charge. Shares of Class A of each Fund are sold with an initial sales charge and are sold at the offering price, which is the net asset value plus any applicable sales charge. The net asset value of shares of each class of each Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time).

     Except for Grandfathered Investors of LCDG Fund who are eligible to purchase Class A shares of the Fund directly, purchases of Class A and Class C shares of each Fund may only be made through investment providers, such as banks, brokerage firms, workplace retirement programs and financial advisers. Investment providers may charge a fee and have different procedures and policies to purchase Fund shares.

     Institutional Class and Century Fund Investor Class shareholders who purchased shares directly from NB Management and Grandfathered Investors of LCDG Fund may purchase shares by wire, by phone, by check, or by setting up a systematic investment program (or via the Internet for Century Fund Investor Class shareholders and Grandfathered Investors of LCDG Fund). For shareholders purchasing shares of a Fund’s Institutional Class, Century Fund Investor Class or Class A for Grandfathered Investors for the first time, a minimum investment of $5 million, $1,000 and $1,000 is required, respectively. Minimum additional investments for the purchase of Century Fund Investor Class shares and Class A shares for Grandfathered Investors is $100. However, Century Fund Investor Class shareholders and Grandfathered Investors of LCDG Fund may purchase shares by phone or by wire only if the investment order is for at least $1,000.

     The Fund’s Institutional Class shareholders, Century Fund’s Investor Class shareholders and Grandfathered Investors of LCDG Fund may not make an initial purchase by telephone. NB Management, in its discretion, may waive the minimum investment requirements.

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     Institutional Class shares of each Fund and Investor Class shares of Century Fund may also be purchased indirectly through certain stockbrokers, banks, and other financial institutions having an arrangement with the Fund, some of which may charge a fee and have different procedures and policies to purchase Fund shares.

Exchange Privileges

     Procedures to exchange shares in the two Funds areidentical. Shares of each class of each Fund may be exchanged on any day the New York Stock Exchange is open (“Business Day”) at their net asset value for shares of a comparable class of one or more of the other funds in the fund family. However, for Class A and Class C shares, exchanges from money market funds in the fund family will be subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired from an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gains from a fund having a sales charge. All exchanges must be for at least $1,000, and if the exchange is a shareholder’s first purchase in another fund in the fund family, it must be for at least the minimum initial investment amount for that fund. Shares are exchanged at the next price calculated on a day the NYSE is open, after the exchange order is deemed “accepted.”

     Institutional Class and Class A shareholders who purchased shares directly from NB Management may exchange shares by phone. Century Fund’s Investor Class shareholders who purchased shares directly from NB Management may exchange shares via the phone or Internet.

     Shareholders who purchased shares indirectly through an investment provider may exchange their shares only through that investment provider, some of which may charge a fee and have different procedures and policies to sell Fund shares.

Redemption Procedures

     Rights and procedures to redeem shares in Class A, Class C and Institutional Class of the two Funds are identical. Procedures to redeem Investor Class shares of Century Fund are similar to the procedures that Grandfathered Investors follow for redeeming Class A shares of LCDG Fund. Shares of each Fund are redeemable on any Business Day at a price equal to the net asset value of the shares the next time it is calculated after a redemption request is deemed “accepted,” minus any applicable contingent deferred sales load. Prices for shares of each Fund are usually calculated as of 4 p.m., Eastern time.

     Shareholders who purchased shares directly from NB Management may redeem shares by sending a written request by letter, by telephone, via the Internet or under the Systematic Withdrawal Plan. Shares of each Fund purchased directly from NB Management may also be redeemed by sending a written request by fax. Redemptions of Class A shares of a Fund and Investor Class shares of Century Fund

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by fax must be valued up to $50,000. All phone orders to sell Class A shares of a Fund or Investor Class shares of Century Fund must be for at least $1,000, unless you are closing out an account. Shareholders selling shares in retirement accounts are typically not allowed to redeem shares by phone. The Systematic Withdrawal Plan requires a $5,000 balance and all withdrawals must be at least $100. Each Class of each Fund gives shareholders the option of having their redemption proceeds wired to a designated bank account. For this service, Class A and Class C of each Fund and Investor Class of Century Fund charges an $8 fee if the total balance in all Neuberger Berman fund accounts is less than $200,000; Institutional Class does not charge a fee. You may need a Medallion signature guarantee when you sell shares of the Funds. A Medallion signature guarantee is a guarantee that your signature is authentic. For Class A and Class C of each Fund and Investor Class of Century Fund, if a shareholder’s account balance falls below $1,000 because he or she sold shares, each Fund has the right to close the account and redeem the proceeds after giving the shareholder at least 60 days’ written notice to reestablish the minimum balance.

     Shareholders who purchased shares through an investment provider may sell those shares only through that investment provider, some of which may charge a fee and have different procedures and policies to sell Fund shares.

     Usually, redemption proceeds will be mailed on the next Business Day after your order is executed, and nearly always within seven Business Days. If shares were purchased with a check, each Fund may delay paying for any redemption until it is reasonably satisfied that the check used to buy shares has cleared, which may take up to 15 calendar days after the date of purchase.

Dividends and Other Distributions

     Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily the Funds make any such distributions once a year (in December). Investors who are considering the purchase of Fund shares in December should take this into account because of the tax consequences of those distributions.

     For shares purchased directly from NB Management, dividends and capital gain distributions are automatically reinvested in Fund shares, unless otherwise designated on the purchase application, in writing or by telephone. Alternatively, (1) all distributions may be received in cash or (2) capital gain distributions may be reinvested and income distributions received in cash. Distributions received in cash will be sent by check or by electronic transfer to a designated bank account or invested in shares of the distributing Class of another fund in the fund family with the same account registration.

     For shares purchased indirectly through an investment provider, the determination of whether dividends and capital gain distributions will be automatically reinvested or paid in cash will be handled through the investment provider.

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Federal Income Tax Consequences

     Neither Fund nor its shareholders is expected to recognize any gain or loss for federal income tax purposes as a result of the Reorganization. See “Information Relating to the Reorganization – Federal Income Tax Consequences.”

COMPARISON OF PRINCIPAL RISK FACTORS

     The main risk factors for both LCDG Fund and Century Fund are the same. Most of the Funds’ performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

     Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Funds. These events have also decreased liquidity in some markets and may continue to do so. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

     At times, larger capitalization stocks may lag other types of stocks in performance, which could cause the Funds to perform worse than certain other funds over a given time period. Any type of stock may underperform any other during a given period.

     Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. While the prices of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

     A Fund’s investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent a Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. A Fund’s performance may also suffer if a sector does not perform as expected.

     A Fund’s performance may also suffer if certain stocks do not perform as expected. To the extent that a Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

     Through active trading, a Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

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Other Risks

     The Funds may use certain practices and invest in certain securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, a Fund increases its risk of loss.

     Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

     When a Fund anticipates adverse market, economic, political, or other conditions, or it receives large cash inflows, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization Plan

     The Board, on behalf of each Fund, has approved the Reorganization Plan, which provides that Century Fund will acquire the assets and assume the liabilities of LCDG Fund. Consistent with Delaware law and the Trust’s Trust Instrument, no shareholder vote is required to effect the Reorganization or approve the Reorganization Plan. The Reorganization Plan sets forth the terms and conditions that will apply to the Reorganization. The following description is qualified in its entirety by reference to the Reorganization Plan, the form of which is set forth as Appendix A.

     The Reorganization Plan provides the details of the Reorganization, which will involve the following steps:

  LCDG Fund will transfer all of its assets to Century Fund. In exchange, LCDG Fund (1) will receive shares of Century Fund Class A with a total net asset value equal to the total net asset value of LCDG Fund Class A shares, shares of Century Fund Class C with a total net asset value equal to the total net asset value of LCDG Fund Class C shares, and shares of Century Fund Institutional Class with a total net asset value equal to the total net asset value of LCDG Fund Institutional Class shares, all calculated as of the close of business on the Closing Date and (2) will assume all of LCDG Fund’s liabilities.

  Century Fund, through its transfer agent, will open an account, if one does not already exist, for each Class A, Class C and Institutional Class shareholder of LCDG Fund and will credit each such account or existing account with Class A, Class C or Institutional Class shares, respectively,

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of Century Fund in an amount equal in total net asset value to the total net asset value of LCDG Fund shares that the shareholder owned on the Closing Date.

  Century Fund will be renamed Neuberger Berman Large Cap Disciplined Growth Fund.

  LCDG Fund will dissolve thereafter.

No sales charge or fee of any kind will be charged to LCDG Fund shareholders in connection with the Reorganization.

     In addition, immediately after the Closing, pursuant to the Conversion, Grandfathered Investors who receive Class A shares of Century Fund in the Reorganization will have those Class A shares converted into Investor Class shares of Century Fund. The total net asset value of Investor Class shares each Grandfathered Investor will receive will equal the total net asset value of the Century Fund Class A shares that the Grandfathered Investor received in the Reorganization. This means that, if you were a Grandfathered Investor who held Class A shares of LCDG Fund prior to the Reorganization, you will receive Investor Class shares of Century Fund immediately after the Closing.

     In addition, at or immediately before the close of business (4:00 p.m., Eastern time) on the Closing Date (“Effective Time”), LCDG Fund will, if necessary to continue to qualify for treatment as a regulated investment company for federal tax purposes, declare and pay a distribution to its shareholders so it will have distributed substantially all (at least 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid), and net capital gain (after reduction by any capital loss carryforward), for the current taxable year through the Effective Time.

     On the Closing Date, LCDG Fund shareholders of each class will receive corresponding shares of Century Fund with a total net asset value equal to the total net asset value of their shares of LCDG Fund.

     The assets of LCDG Fund to be acquired by Century Fund will consist of all assets and property – including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on LCDG Fund’s books – LCDG Fund owns as of immediately after the close of regular trading on the NYSE, and the declaration of any dividends and/or other distributions, on the Closing Date (“Valuation Time”). Because the investment policies and limitations of the Funds are the same, it will not be necessary for LCDG Fund to dispose of a significant part of its assets before the Reorganization or for Century Fund to dispose of a significant part of the assets it receives from LCDG Fund in order for Century Fund to operate within its investment policies and limitations after the consummation of the Reorganization.

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     Century Fund will assume all liabilities of LCDG Fund. However, LCDG Fund will utilize its best efforts to discharge all of its known liabilities that are due prior to the Effective Time.

     The value of LCDG Fund’s assets to be acquired, and the amount of its liabilities to be assumed, by Century Fund will be determined as of the Valuation Time in accordance with the valuation procedures described in LCDG Fund’s then-current prospectuses and statement of additional information. Securities and other assets for which market quotations are not readily available will be valued by a method that the Board believes accurately reflects fair value.

     As soon as practicable after the Closing Date, LCDG Fund will distribute pro rata to its shareholders of record as of the Effective Time (each, a “Shareholder”) the Class A, Class C and Institutional Class shares of Century Fund it receives in the Reorganization, so that (1) each Shareholder of LCDG Fund Class A shares will receive a number of full and fractional Class A shares of Century Fund with a total net asset value equal to the total net asset value of the Shareholder’s holdings in LCDG Fund Class A, (2) each Shareholder of LCDG Fund Class C shares will receive a number of full and fractional Class C shares of Century Fund with a total net asset value equal to the total net asset value of the Shareholder’s holdings in LCDG Fund Class C, and (3) each Shareholder of LCDG Fund Institutional Class shares will receive a number of full and fractional Institutional Class shares of Century Fund with a total net asset value equal to the total net asset value of the Shareholder’s holdings in LCDG Fund Institutional Class. That distribution will be accomplished by opening accounts, where an account does not already exist, on Century Fund’s shareholder records in the names of the Shareholders and by transferring to those accounts or to existing accounts the shares of each respective class of Century Fund shares previously credited to LCDG Fund on those books. Each Shareholder’s account will be credited with the pro rata number of Century Fund’s Class A, Class C and Institutional Class shares due to that Shareholder. Fractional shares of each class of Century Fund will be rounded to the third decimal place. LCDG Fund will be dissolved as soon as practicable thereafter.

     Accordingly, immediately after the Reorganization, each former Shareholder of Class A, Class C and Institutional Class shares of LCDG Fund will own Class A, Class C and Institutional Class shares of Century Fund, respectively, with a total net asset value equal to the total net asset value of that Shareholder’s LCDG Fund shares immediately prior to the Reorganization.§ Moreover, because shares of each class of Century Fund will be issued at net asset value in exchange for the net assets of LCDG Fund attributable to the corresponding class of LCDG Fund shares, the Reorganization will not result in a dilution of the value of any shareholder account in LCDG Fund.

§

As discussed earlier, Grandfathered Investors who hold Class A shares of Century Fund (who were Class A Shareholders of LCDG Fund prior to the Reorganization) will have their Class A shares converted into Investor Class shares of Century Fund immediately after the Reorganization closes.

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     Any transfer taxes payable upon issuance of Century Fund shares in a name other than that of the registered holder on LCDG Fund’s shareholder records as of the Effective Time of the shares actually or constructively exchanged therefor will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of LCDG Fund will continue to be its responsibility up to and including the Closing Date and thereafter until it is dissolved.

     The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan. The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Board if it determines that the Reorganization would be inadvisable for either Fund. The Board also may amend the Reorganization Plan at any time in any manner. The Trust’s officers also may change the Closing Date.

Reasons for the Reorganization

     The Board has determined that combining the Funds, which will have the same investment objectives and investment mandates as of the Closing Date, would better serve shareholders. Some of the potential benefits of the Reorganization are:

  The combined fund will have potentially greater investment opportunities and market presence than LCDG Fund.

  The Reorganization will eliminate duplicative expenses and can reduce associated operational costs of the Funds.

  The combined fund’s viability is expected to be better than LCDG Fund’s due to a larger asset base.

Board Considerations

     The Board has determined that the Reorganization is in the best interests of LCDG Fund and its shareholders and has approved the Reorganization Plan. In approving the Reorganization Plan, the Board considered the following factors, among others:

(1)	the small asset base of LCDG Fund;

(2)

that the effect of the Reorganization will be to place LCDG Fund shareholders’ assets in another Neuberger Berman fund having the same investment strategy with a minimum of administrative burden to shareholders;

(3)	the fact that LCDG Fund is now being managed by the same individuals who manage Century Fund;

(4)

the compatibility of the investment objectives and strategies of the Funds, as a result of which the portfolio resulting from the Reorganization is not expected to require any significant restructuring;

(5)	the terms and conditions of the Reorganization Plan;

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(6)	the best interests of the shareholders of LCDG Fund;

(7)

that LCDG Fund’s shareholder interests would not be diluted as a result of the Reorganization (because the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the Reorganization);

(8)	the expected federal income tax consequences of the Reorganization (the Reorganization is structured to qualify as a tax-free exchange);

(9)	that the costs of the Reorganization will be borne by NB Management and not by LCDG Fund;

(10)	the Funds’ historical performance records, expense ratios and past growth in assets and the Board’s expectations of their future prospects;

(11)	alternatives to the Reorganization, including liquidation of LCDG Fund or maintaining the status quo;

(12)	limitations on Century Fund to use any of its capital loss carryforwards to reduce its tax liability in the future;

(13)	the respective management fees and operating expenses of the Funds, and the contractual expense limitations for Class A, Class C, Investor Class and Institutional Class shares of Century Fund; and

(14)	the expected effect the Reorganization would have on the amount of management and other fees collected and expenses incurred by NB Management.

     After consideration of the factors mentioned above and other relevant information, the Board determined that the Reorganization is in the best interests of both Funds and their shareholders and unanimously approved the Reorganization Plan and the Reorganization.

Description of the Securities to Be Issued

     The Trust is registered with the SEC as an open-end management investment company, and the Board is authorized to issue an unlimited number of shares of beneficial interest in each separate series (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

     The Board does not intend to hold annual meetings of shareholders of the Funds. The Board will call special meetings of the shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote.

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     Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument of the Trust requires that every written obligation of the Trust or series thereof (including each Fund) contain a statement that such obligation may be enforced only against the assets of the Trust or a specific series and provides for indemnification out of Trust or series property of any shareholder nevertheless held personally liable for Trust or series obligations, respectively.

Federal Income Tax Consequences

     The exchange of LCDG Fund’s assets solely for Century Fund’s shares and the latter’s assumption of LCDG Fund’s liabilities, followed by the distribution of those shares pro rata to LCDG Fund Shareholders actually or constructively in exchange for their LCDG Fund shares, in complete liquidation of LCDG Fund, is intended to qualify as a tax-free reorganization under section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”). As a condition to consummation of the Reorganization, the Trust will receive an opinion from K&L Gates LLP, the Trust’s counsel (“Opinion”), substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Trust and conditioned on the Reorganization’s being completed in accordance with the Reorganization Plan, for federal income tax purposes:

(a)

The Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(D) of the Code), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

(b)

LCDG Fund will recognize no gain or loss on the transfer of its assets to Century Fund in exchange solely for Century Fund’s shares and its assumption of LCDG Fund’s liabilities or on the subsequent distribution of those shares to LCDG Fund shareholders in exchange for their LCDG Fund shares;

(c)	Century Fund will recognize no gain or loss on its receipt of LCDG Fund’s assets in exchange solely for Century Fund’s shares and its assumption of LCDG Fund’s liabilities;

(d)

Century Fund’s basis in each asset it receives from LCDG Fund will be the same as LCDG Fund’s basis therein immediately before the Reorganization, and Century Fund’s holding period for each such asset will include LCDG Fund’s holding period therefor (except where Century Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(e)	A Shareholder will recognize no gain or loss on the exchange of all its LCDG Fund shares solely for Century Fund shares pursuant to the Reorganization; and

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(f)

A Shareholder’s aggregate basis in the Century Fund shares it receives in the Reorganization will be the same as the aggregate basis in its LCDG Fund shares it actually or constructively surrenders in exchange for those Century Fund shares, and its holding period for those Century Fund shares will include, in each instance, its holding period for those LCDG Fund shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding clauses (b) and (d), the Opinion may state that no opinion is expressed as to the Reorganization’s effect on either Fund or any Shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Century Fund has substantial capital loss carryovers (“CLCs”) from prior taxable years that expire in 2009-2011. The ability of Century Fund, as the surviving Fund in the Reorganization, to use its pre-Reorganization CLCs to offset its post-Reorganization capital gains will be limited due to the application of loss limitation rules under the Code. Those rules, as applied to the Funds, generally

(1)	permit each Fund, as a regulated investment company, to use CLCs (that is, capital losses sustained in a taxable year) in each of the eight succeeding taxable years,

(2)

limit the use of Century Fund’s, rather than LCDG Fund’s, pre- Reorganization CLCs because, as a result of the Reorganization, the Shareholders will “control” (within the meaning of the relevant Code provisions) the combined Fund, and thus Century Fund, not LCDG Fund, will be undergoing an “equity structure shift” (which is what triggers the application of those rules to the Funds), and

(3)

limit Century Fund’s use of its pre-Reorganization CLCs to an annual amount equal to the product of its value at the time of the Reorganization multiplied by a specified rate that varies each month (5.49% for February 2009), or slightly more than $650,000 based on that rate and its August 31, 2008 total net assets (see below).

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Capitalization

     The following tables show the capitalization of each Fund as of August 31, 2008 and the pro forma combined capitalization of both Funds as if the Reorganization and Conversion had occurred on that date.

					Pro Forma
	LCDG Fund	Century Fund	Adjustments		Combined
Net Assets
Investor Class	—	$11,875,547	$74,346	**	$11,949,893
Institutional Class	$3,263,103	—	—		$3,263,103
Class A	$7,434,636	—	($74,346	)**	$7,360,290
Class C	$8,031,474	—	—		$8,031,474
Total Net Assets	$18,729,213	$11,875,547	—		$30,604,760

Net Asset Value per share
Investor Class	—	$7.39	—		$7.39
Institutional Class	$9.06	—	($1.67	)*	$7.39
Class A	$9.03	—	($1.64	)*	$7.39
Class C	$8.99	—	($1.60	)*	$7.39

Shares Outstanding
Investor Class	—	1,607,324	10,060	**	1,617,384
Institutional Class	360,042	—	81,514	*	441,556
Class A	822,989	—	172,991	*,**	995,980
Class C	893,422	—	193,381	*	1,086,803
Total Shares
Outstanding	2,076,453	1,607,324	457,946		4,141,723

*

The net asset value has been adjusted to match the net asset value of the Investor Class of the Century Fund as of August 31, 2008. Accordingly, the amount of shares outstanding has been adjusted as well. However, as noted above, immediately after the Reorganization and Conversion, each former shareholder of LCDG Fund will own shares of Century Fund with a total net asset value equal to the total net asset value that shareholder held in shares of LCDG Fund immediately prior to the Reorganization and Conversion.

**

This has been adjusted to reflect the Conversion has occurred and that the percentage of Grandfathered Investors in Class A that were converted to Investor Class shares of Century Fund was the percentage of Grandfathered Investors in LCDG Fund on February 3, 2009.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Objective and Policies

     For a discussion of Century Fund’s investment objective and policies associated with an investment in the Fund in addition to that included in this Information Statement/Prospectus, see “Goal & Strategy” in Appendix C. As noted above, effective on or about April 3, 2009, the investment objective and policies of Century Fund will be identical to those of LCDG Fund.**

Performance

     For information on each Fund’s performance, see Appendix G.

Investment Manager, Sub-Adviser and Portfolio Managers

     For a discussion of each Fund’s investment manager, sub-adviser and portfolio managers, see “Investment Manager” and “Portfolio Managers” in Appendix C.

Fund Shares

     For a discussion of each Fund’s Class A, Class C and Institutional Class shares and Century Fund’s Investor Class shares, including pricing of those shares, voting rights and exchange rights, and how the shares may be purchased and redeemed, in addition to that included in this Information Statement/Prospectus, see:

(1)	For Class A and C shares – Appendix D.

(2)	For Institutional Class shares – Appendix E.

(3)	For Investor Class shares of Century Fund – Appendix F.

Taxes, Dividends and Other Distributions

     For a discussion of each Fund’s policies with respect to dividends and other distributions and the tax consequences of an investment in Class A/Class C, Institutional Class and Investor Class shares, in addition to that included in this Information Statement/Prospectus, see “Distributions and Taxes” in Appendices D, E and F, respectively.

**

Although Century Fund has a policy that allows it to operate as a non-diversified investment company, the Board has adopted a policy, which cannot be changed without a shareholder vote, that Century Fund will invest its portfolio so as to meet the standards of a diversified investment company. LCDG Fund operates as a diversified investment company.

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Financial Highlights

     For a table of the financial highlights for Investor Class shares of Century Fund, see Appendix B. This information is derived from and should be read in conjunction with the following document, which is incorporated by reference into the SAI: the audited financial statements of Century Fund (a series of the Trust), notes thereto, and the report of Tait, Weller & Baker LLP, independent registered public accounting firm, with respect to those audited financial statements, included in the Annual Report to Shareholders of the Trust for the fiscal year ended August 31, 2008.

     For a table of the financial highlights for each of Class A, Class C and Institutional Class shares of LCDG Fund, see Appendix B. This information is derived from and should be read in conjunction with the following document, which is incorporated by reference into the SAI: the audited financial statements of LCDG Fund (a series of the Trust), notes thereto, and the report of Tait, Weller & Baker LLP, independent registered public accounting firm, with respect to those audited financial statements, included in the Annual Report to Shareholders of the Trust for the fiscal year ended August 31, 2008.

OTHER MATTERS

Control Persons

     To the knowledge of the Funds, the following persons are the only persons who owned of record or beneficially 5% or more of the outstanding shares of each class of LCDG Fund and Investor Class of Century Fund as of February 18, 2009. There were no shareholders of Class A, Class C and Institutional Class of Century Fund as of February 18, 2009. Except where indicated with an asterisk, the owners listed are record owners.

Estimated Percentage
That Would Be
Owned of Combined
		Percent	Fund After the
Fund and Class	Name and Address	Owned	Reorganization**
LCDG Fund	Merrill Lynch Pierce Fenner	91.69%	92.57%
Class A	& Smith Inc
Fund Administration
Attn Service Team
4800 Deer Lake Dr E FL 2
Jacksonville FL 32246-6484

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			Estimated Percentage
			That Would Be
			Owned of Combined
		Percent	Fund After the
Fund and Class	Name and Address	Owned	Reorganization**
LCDG Fund	Merrill Lynch Pierce Fenner	88.46%	88.46%
Class C	& Smith Inc
	Fund Administration
	Attn Service Team
	4800 Deer Lake Dr E FL 2
	Jacksonville FL 32246-6484

	Citigroup Global	10.54%	10.54%
	Markets Inc.
	388 Greenwich Street
	New York NY 10013-2375
LCDG Fund	Citigroup Global	97.61%	97.61%
Institutional	Markets Inc.
Class	388 Greenwich Street
	New York NY 10013-2375
Century Fund	Prudential Investment	7.02%	6.85%
Investor Class	Service
	FBO Mutual Fund Clients
	100 Mulberry St
	3 Gateway Center FL 11

**	Calculated on the basis of present holdings and commitments as if the Reorganization had occurred on February 18, 2009.

     As of February 27, 2009, the Trustees and officers of the Trust, as a group, owned beneficially or of record, 1.36% of the outstanding shares of the Investor Class of Century Fund and less than 1% of the outstanding shares of each Class of LCDG Fund.

MISCELLANEOUS

Available Information

     The Trust and each series thereof are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549-9303, and at the SEC’s regional offices in New York (3 World Financial Center, Suite 400, New York, NY 10281-1022). Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549.

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Legal Matters

     Certain legal matters in connection with the issuance of Century Fund shares as part of the Reorganization will be passed upon by K&L Gates LLP, 1601 K Street, NW, Washington, DC 20036-1221, counsel to the Trust.

Experts

     The audited financial statements of LCDG Fund and Century Fund, incorporated by reference in the SAI, have been audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, as experts in accounting and auditing, to the extent indicated in its reports thereon which are included in the Annual Report to shareholders of Neuberger Berman Equity Funds for the fiscal year ended August 31, 2008.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to LCDG Fund in writing at the address on the cover page of this Information Statement/Prospectus or by telephoning 800-877-9700.

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APPENDIX A

FORM OF PLAN OF REORGANIZATION AND DISSOLUTION

     THIS PLAN OF REORGANIZATION AND DISSOLUTION (“Plan”) is adopted by NEUBERGER BERMAN EQUITY FUNDS, a Delaware statutory trust (“Trust”), on behalf of Neuberger Berman Large Cap Disciplined Growth Fund (“Target”) and Neuberger Berman Century Fund (“Acquiring Fund”), each a segregated portfolio of assets (“series”) thereof (each sometimes referred to herein as a “Fund”). All agreements, covenants, actions, and obligations of each Fund contained herein shall be deemed to be agreements, covenants, actions, and obligations of the Trust acting on its behalf, and all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by the Trust acting on its behalf.

     The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A. Each Fund is a duly established and designated series thereof. Before January 1, 1997, the Trust “claimed” classification for federal tax purposes as an association taxable as a corporation, and it has never elected otherwise. The Trust sells voting shares of beneficial interest in the Funds (“shares”) to the public.

     The Trust wishes to effect a reorganization described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under section 368(a) (“Regulations”)). The reorganization will consist of (1) the transfer of Target’s assets to Acquiring Fund in exchange solely for shares in Acquiring Fund (“Acquiring Fund Shares”) and Acquiring Fund’s assumption of Target’s liabilities, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares in Target and in liquidation thereof, and (3) Target’s dissolution (collectively, “Reorganization”), all on the terms and conditions set forth herein.

     The Trust’s Amended and Restated Trust Instrument (“Trust Instrument”) permits it to vary its shareholders’ investment. The Trust does not have a fixed pool of assets — each series thereof (including each Fund) is a managed portfolio of securities, and Neuberger Berman Management LLC, each Fund’s investment manager (“Manager”), has the authority to buy and sell securities for it.

     The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted and approved this Plan and the transactions contemplated hereby and has duly authorized performance thereof on each Fund’s behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in each Fund’s best interests and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

     Target’s issued and outstanding shares are divided into three classes, designated Institutional Class shares, Class A shares, and Class C shares (“Institutional Class Target Shares,” “Class A Target Shares,” and “Class C Target Shares,” respectively, and, collectively, “Target Shares”). Acquiring Fund currently offers a single class of shares, designated Investor Class shares (“Investor Class Acquiring Fund Shares”). To facilitate the Reorganization, the Board has authorized Acquiring Fund to issue Institutional Class shares, Class A shares, and Class C shares (“Institutional Class Acquiring Fund Shares,” “Class A Acquiring Fund Shares,” and “Class C Acquiring Fund Shares,” respectively, and collectively, “Acquiring Fund Shares”). Investor Class Acquiring Fund Shares are not involved in the Reorganization and thus are not included in the term “Acquiring Fund Shares”; however, the Trust intends to convert the Class A Acquiring Fund Shares that “Grandfathered Investors” (as defined in the Information Statement and Prospectus relating to the Reorganization, dated __________, 2009) receive in the Reorganization to Investor Class Acquiring Fund Shares immediately after the Reorganization. Each of Acquiring Fund’s classes of shares will be identical to Target’s identically designated class of shares.

1. PLAN OF REORGANIZATION AND DISSOLUTION

     1.1 Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall –

     (a) issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Institutional Class Acquiring Fund Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Institutional Class Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Institutional Class Acquiring Fund Share, (2) Class A Acquiring Fund Shares determined by dividing the Target Value attributable to the Class A Target Shares by the NAV of a Class A Acquiring Fund Share, and (3) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share; and

     (b) assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

     Those transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2 The Assets shall consist of all assets and property — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books — Target owns at the Valuation Time (as defined in paragraph 2.1).

     1.3 The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, and whether or not specifically referred to in this Plan, except for Reorganization Expenses (as defined in paragraph 4.3(k)) borne by the Manager pursuant to paragraph 5. Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (as defined in paragraph 3.1).

     1.4 At or immediately before the Effective Time, Target shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, and (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryforward, for prior taxable years and the current taxable year through the Effective Time.

     1.5 At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then held of record and in constructive exchange therefor, and will completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent (“Transfer Agent”) opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts. Each Shareholder’s newly opened or existing account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Institutional Class Target Shares shall be credited with the respective pro rata number of Institutional Class Acquiring Fund Shares due that Shareholder, the account for each Shareholder that holds Class A Target Shares shall be credited with the respective pro rata number of Class A Acquiring Fund Shares due that Shareholder, and the account for each Shareholder that holds Class C Target Shares shall be credited with the respective pro rata number of Class C Acquiring Fund Shares due that Shareholder). The aggregate NAV of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder owned at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

     1.6 As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be dissolved as a series of the Trust and any further actions shall be taken in connection therewith as required by applicable law.

     1.7 Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is dissolved.

     1.8 Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

     1.9 Shortly before the Reorganization, Acquiring Fund will adopt Target’s investment objective and strategies, policies, risks, and restrictions (collectively, “Strategies”). On consummation of the Reorganization, Acquiring Fund will change its name to Target’s name.

2. VALUATION

     2.1 For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), and the declaration of any dividends and/ or other distributions, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Board, less (b) the amount of the Liabilities at the Valuation Time.

     2.2 For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using those valuation procedures.

     2.3 All computations pursuant to paragraphs 2.1 and 2.2 shall be made by State Street Bank & Trust Company, in its capacity as the Trust’s custodian and fund accounting agent (“State Street”).

3. CLOSING AND EFFECTIVE TIME

     3.1 Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on April 9, 2009 (“Effective Time”). If at the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or determination of the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Trust’s offices or at another place the Trust determines.

     3.2 The Trust shall direct State street, as the custodian of the Funds’ assets, or other appropriate service provider to the Trust to deliver at or immediately after the Closing a certificate of an authorized officer stating and verifying that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to that information on Target’s books immediately before the Closing.

     3.3 The Trust shall direct the Transfer Agent to deliver at or immediately after the Closing (a) a certificate of an authorized officer (1) stating that its records contain a complete list of the Shareholders’ names and addresses and the number of full and fractional outstanding Target Shares each of them owns and (2) as to the opening of accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and (b) a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be credited to Target at the Effective Time have been credited to Target’s account on those records.

4. CONDITIONS PRECEDENT

     4.1 The Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

     (a) At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

     (b) The Trust’s adoption and performance of this Plan and consummation of the Reorganization will not result in (1) a conflict with or material violation of, and Target is not currently materially violating, any provision of Delaware law, the Trust Instrument or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;

       (c) All material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Target thereunder will be made, at or before the Effective Time, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

       (d) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;

       (e) The Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, and Statement of Changes in Net Assets (collectively, “Statements”) of Target at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended August 31, 2008, have been audited by Tait Weller & Baker LLP, the Trust’s independent registered public accounting firm (“TWB”), and are in accordance with generally accepted accounting principles consistently applied (“GAAP”); and those Statements and Target’s unaudited Statements at and for the six-month period ended February 28, 2009, present fairly, in all material respects, Target’s financial condition at each such date in accordance with GAAP, and there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at each such date that are not disclosed therein;

       (f) Since August 31, 2008, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this subparagraph, a decline in

NAV per Target Share due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders shall not constitute a material adverse change;

       (g) All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Transfer Agent’s records, as provided in paragraph 3.3; and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

       (h) At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Target required by law to have been filed by that time (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those returns shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to those returns;

       (i) Target is a “fund” (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year ending at the Effective Time), Target has met (or for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

       (j) Target is in the same line of business that Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(i); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/ or acquire, any assets (i) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and the Trust believes, based on its review of each Fund’s investment portfolio, that most of Target’s assets are consistent with Acquiring Fund’s investment objective and policies and thus can be transferred to and held by Acquiring Fund;

       (k) At the Effective Time, (1) at least 33% of Target’s portfolio assets will meet Acquiring Fund’s investment objective and current Strategies, and (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33% threshold;

       (l) The Liabilities were incurred by Target in the ordinary course of its business and are associated with the Assets;

       (m) At the Effective Time, Target will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

       (n) During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax; and

       (o) Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers.

     4.2 The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

       (a) No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

       (b) The Trust’s adoption and performance of this Plan and consummation of the Reorganization will not result in (1) a conflict with or material violation of, and Acquiring Fund is not currently materially violating, any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;

     (c) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

     (d) Acquiring Fund’s Statements at and for the fiscal year(s) ended August 31, 2008, have been audited by TWB and are in accordance with GAAP; and those Statements and Acquiring Fund’s unaudited Statements at and for the six-month period ended February 28, 2009, present fairly, in all material respects, Acquiring Fund’s financial condition at each such date in accordance with GAAP, and there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at each such date that are not disclosed therein;

     (e) Since August 31, 2008, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquiring Fund Share due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by its shareholders shall not constitute a material adverse change;

     (f) All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and at the Effective Time, (1) Acquiring Fund will not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares and (2) there will not be outstanding any securities convertible into any Acquiring Fund Shares;

     (g) At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Acquiring Fund required by law to have been filed by that time (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those returns shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to those Returns;

       (h) Acquiring Fund is a “fund” (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year that includes the Effective Time), Acquiring Fund has met (or for that year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852; Acquiring Fund intends to continue after the Reorganization to meet all such requirements and to be eligible to and to so compute its federal income tax; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

       (i) Acquiring Fund is in the same line of business that Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business; and at the Effective Time, (1) at least 33% of Target’s portfolio assets will meet Acquiring Fund’s investment objective and current Strategies and (2) Acquiring Fund will have no plan or intention to change its investment objective or any of its Strategies after the Reorganization, except to the extent necessary to conform them to Target’s Strategies;

       (j) Following the Reorganization, Acquiring Fund (1) will continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

       (k) At the Effective Time and at all times thereafter, neither Acquiring Fund nor any person Related to it will have any plan or intention to acquire or redeem any Acquiring Fund Shares issued pursuant to the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions that Acquiring Fund will make in the ordinary course of its business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act;

     (l) There is no plan or intention for Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

     (m) Acquiring Fund does not own, nor will it have owned during the five years preceding the Effective Time, directly or indirectly, any Target Shares;

     (n) Before or pursuant to the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired Target Shares, directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares;

     (o) Assuming satisfaction of the condition in paragraph 4.1(o), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; and

     (p) The Acquiring Fund Shares to be issued and delivered to Target for the Shareholders’ benefit pursuant to the terms hereof (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust.

     4.3 The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

     (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for the Trust’s adoption and performance of this Plan on either Fund’s behalf, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and information statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

     (b) The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

     (c) The Trust’s management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of, or at the time of, the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

     (d) To the best of the Trust’s management’s knowledge, at what likely would have been the record date for Target’s shareholders entitled to vote on approval of this Plan had such a vote been required, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that was less than 50% of the number of the Target Shares at that date;

     (e) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

     (f) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

     (g) At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

     (h) Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions in the ordinary course of its business pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

     (i) None of the compensation, if any, received by any Shareholder who or that is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

     (j) Immediately after the Reorganization, the Shareholders will be in “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;

     (k) No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the Manager, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that that cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

     (l) All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

     (m) At the Effective Time, no action, suit, or other proceeding shall be pending before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect enforceability of, or obtain damages or other relief in connection with the transactions contemplated hereby;

       (n) The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

       (1) Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares, in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

       (2) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

       (3) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

       (4) Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

       (5) A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

       (6) A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5. EXPENSES

     All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund. Subject to satisfaction of the condition contained in paragraph 4.3(k), the Manager shall bear, and has agreed with the Trust to bear, all other Reorganization Expenses, including (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Target’s information statement and Acquiring Fund’s prospectus and (2) legal, accounting, and securities registration fees. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6. TERMINATION

     The Board may terminate this Plan and abandon the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.

7. AMENDMENTS

     The Board may amend, modify, or supplement this Plan at any time in any manner.

8. MISCELLANEOUS

     8.1 This Plan shall be governed by and construed and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     8.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason of this Plan.

     8.3 Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the respective Funds’ property. The Trust, in asserting any rights or claims under this Plan on either Fund’s behalf, shall look only to the other Fund’s property in settlement of those rights or claims and not to the property of any other series or to those trustees, officers, or shareholders.

     8.4 Any term or provision of this Plan that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Dated as of: ________ __, 2009

APPENDIX B

CENTURY FUND
FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended August 31,		2004	2005	2006	2007	2008
Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	5.42	5.54	6.22	6.52	7.45
Plus:	Income from investment operations
	Net investment income (loss)	(0.03)	0.01	(0.02)	(0.00)	(0.00)
	Net gains (losses) - realized and unrealized	0.15	0.67	0.33	0.93	(0.06)
	Subtotal: income from investment operations	0.12	0.68	0.31	0.93	(0.06)
Minus:	Distributions to shareholders
	Income dividends	—	—	0.01	—	—
	Subtotal: distributions to shareholders	—	—	0.01	—	—
Equals:	Share price (NAV) at end of year	5.54	6.22	6.52	7.45	7.39
Ratios (% of average net assets)
The ratios show the Fund’s expenses and net investment loss - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses - actual		1.49	1.47	1.49	1.50	1.50
Gross expenses(1)		2.05	2.35	2.51	2.44	2.53
Expenses(2)		1.50	1.50	1.51	1.51	1.51
Net investment income (loss) - actual		(0.55)	0.09	(0.27)	(0.02)	(0.00)
Other data
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the
Fund bought and sold securities.
Total return (%)(3)		2.21	12.27	4.92	14.26	(0.81)
Net assets at end of year (in millions of dollars)		14.3	11.2	10.4	10.0	11.9
Portfolio turnover rate (%)		66	107	64	46	167

The figures above have been audited by Tait, Weller, & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.

LARGE CAP DISCIPLINED GROWTH FUND
FINANCIAL HIGHLIGHTS — CLASS A

	Year Ended August 31,	2008(1)
	Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the Fund
	earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00
Plus:	Income from investment operations
	Net investment income	0.02
	Net gains/losses - realized and unrealized	(0.99)
	Subtotal: income from investment operations	(0.97)
Equals:	Share price (NAV) at end of year	9.03
	Ratios (% of average net assets)
The ratios show the Fund’s expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or
	offset arrangements had not been in effect.
	Net expenses - actual	1.21	(5)
	Gross expenses(2)	3.45	(5)
	Expenses(3)	1.23	(5)
	Net investment income - actual	0.24	(5)
	Other data
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the
	Fund bought and sold securities.
	Total return (%)(4)	(9.70	)(6)
	Net assets at end of year (in millions of dollars)	7.4
	Portfolio turnover rate (%)	66	(6)

All figures above have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Period from 12/20/2007 (beginning of operations) to 8/31/2008.

(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.

(3)	Show what this ratio would have been if there had been no expense offset arrangements.

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.

(5)	Annualized.

(6)	Not annualized.

LARGE CAP DISCIPLINED GROWTH FUND
FINANCIAL HIGHLIGHTS — CLASS C

	Year Ended August 31,	2008(1)
	Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the Fund
	earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00
Plus:	Income from investment operations
	Net investment income	(0.03)
	Net gains/losses - realized and unrealized	(0.98)
	Subtotal: income from investment operations	(1.01)
Equals:	Share price (NAV) at end of year	8.99
	Ratios (% of average net assets)
The ratios show the Fund’s expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or
	offset arrangements had not been in effect.
	Net expenses - actual	1.95	(5)
	Gross expenses(2)	4.14	(5)
	Expenses(3)	1.97	(5)
	Net investment income - actual	(0.48	)(5)
	Other data
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the
	Fund bought and sold securities.
	Total return (%)(4)	(10.10	)(6)
	Net assets at end of year (in millions of dollars)	8.0
	Portfolio turnover rate (%)	66	(6)

All figures above have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Period from 12/20/2007 (beginning of operations) to 8/31/2008.

(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.

(3)	Show what this ratio would have been if there had been no expense offset arrangements.

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.

(5)	Annualized.

(6)	Not annualized.

LARGE CAP DISCIPLINED GROWTH FUND
FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

	Year Ended August 31,	2008(1)
	Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the Fund
	earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00
Plus:	Income from investment operations
	Net investment income	0.05
	Net gains/losses - realized and unrealized	(0.99)
	Subtotal: income from investment operations	(0.94)
Equals:	Share price (NAV) at end of year	9.06
	Ratios (% of average net assets)
The ratios show the Fund’s expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or
	offset arrangements had not been in effect.
	Net expenses - actual	0.76	(5)
	Gross expenses(2)	11.98	(5)
	Expenses(3)	0.77	(5)
	Net investment income - actual	0.77	(5)
	Other data
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the
	Fund bought and sold securities.
	Total return (%)(4)	(9.40	)(6)
	Net assets at end of year (in millions of dollars)	3.3
	Portfolio turnover rate (%)	66	(6)

All figures have been audited by Tait, Weller, & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Period from 12/20/2007 (beginning of operations) to 8/31/2008.

(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.

(3)	Shows what this ratio would have been if there had been no expense offset arrangements.

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees.

(5)	Annualized.

(6)	Not annualized.

APPENDIX C

GOAL & STRATEGY

The Fund seeks long-term growth of capital.

     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of large-capitalization companies, which it defines as those with a market capitalization greater than $3 billion at the time of purchase. The Fund seeks to generate a return that is greater than the average return for stocks in the Russell 1000 Index. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

     The Portfolio Managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and a catalyst-driven approach, they seek to buy large-capitalization companies with strong historical and prospective earnings growth that, in the judgment of the manager, have a reasonable market valuation relative to their expected long term growth rate. The catalyst-driven approach involves examining companies for the presence of potential catalysts for growth which may include:

  new product development

  management changes

  demographic shifts

  regulatory changes

  mergers, acquisitions and corporate reorganizations.

     The Portfolio Managers then look to analyze the significance of the catalyst to determine whether or not the company demonstrates the necessary qualities for inclusion in the Fund’s portfolio.

     The Portfolio Managers follow a disciplined selling strategy and may sell a stock when:

  an expected catalyst does not materialize

  a catalyst’s impact is below expectations

  the fundamental picture for the company or industry deteriorates more attractive alternatives are available at better valuation levels we believe the stock has become fully valued

  it grows too large relative to the rest of the portfolio.

     As part of the Portfolio Managers’ sell discipline, they identify stocks that are down from cost or down from a 52 week high and reevaluate those stocks to determine whether or not they still demonstrate the necessary qualities for inclusion in the Fund’s portfolio. In addition, the Portfolio Managers typically will sell a position that grows too large relative to the rest of the portfolio.

     The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in common stock of large-capitalization companies without providing shareholders at least 60 days’ advance notice.

Growth Investing

     For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. Accordingly, the Fund at times may invest a greater portion of its assets in particular industries or sectors than other funds do.

     While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

Large Cap Stocks

     Large-cap companies are usually well established. They may have a variety of products and business lines and a sound financial base that can help them weather bad times.

     Compared to smaller companies, large-cap companies can be slower to respond to changes and opportunities. At the same time, their returns have sometimes led those of smaller companies, often with lower volatility.

INVESTMENT MANAGER

     Neuberger Berman Management LLC (the “Manager”) is the Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $196.97 billion in total assets (as of 9/30/2008) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2008, the management fees Century Fund paid to the Manager were 0.55% of the Fund’s average daily net assets. Large Cap Disciplined Growth Fund will pay the Manager fees at the annual rate of 0.55% of the first $250 million, 0.525% of the next $250 million, 0.500% of the next $250 million, 0.475% of the next $250 million, 0.450% of the next $500 million, 0.425% of the next $2.5 billion, and 0.400% of amounts in excess of $4 billion of the Fund’s average daily net assets for investment management services. For administrative services, the Investor Class of Century Fund paid the Manager 0.26% of its average daily net assets and Class A, Class C and Institutional Class of each Fund will pay the Manager 0.26%, 0.26% and 0.15%, respectively, of such class’ average daily net assets.

     A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund’s semi-annual report dated February 2008.

PORTFOLIO MANAGERS

Daniel D. Rosenblatt is a Vice President of Neuberger Berman Management LLC and a Managing Director of Neuberger Berman, LLC. Mr. Rosenblatt joined the firms in 1990 and has been a Portfolio Manager of the Fund since its inception.

John J. Barker is a Vice President of Neuberger Berman Management LLC and a Managing Director of Neuberger Berman, LLC. Mr. Barker joined the firms in 1994 and has been a Portfolio Manager of the Fund since its inception.

Daniel J. Fletcher, CFA, is a Vice President of Neuberger Berman Management LLC and a Managing Director of Neuberger Berman, LLC. Mr. Fletcher joined the firms in 2004 and has been a Portfolio Manager of the Fund since its inception. Previously, Mr. Fletcher was an equity research analyst/product manager at Lehman Brothers.

Lawrence K. Fisher is a Vice President of Neuberger Berman Management LLC and a Managing Director of Neuberger Berman, LLC. Mr. Fisher has been a Portfolio Manager of the Fund since June 2008, and he joined Neuberger Berman in 1998.

     Please see the Statement of Additional Information for additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares.

APPENDIX D

Excerpt from Class A and Class C Prospectus

NEUBERGER BERMAN
YOUR INVESTMENT

     Class A and C shares of the Fund generally are only available through investment providers (see “Maintaining Your Account”) and to Grandfathered Investors (as defined below in “Grandfathered Investors”).

CHOOSING A SHARE CLASS

     The Fund offers different classes of shares through this prospectus. Class A and C shares are available through various investment programs or accounts, including certain types of retirement plans (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund.

     Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.

     Factors you should consider in choosing a class of shares include:

  how long you expect to own the shares

  how much you intend to invest

  total expenses associated with owning shares of each class whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver)

  whether you plan to take any distributions in the near future availability of share classes.

     Each investor’s financial considerations are different. You should speak with your investment provider to help you decide which share class is best for you.

Summary of Primary Differences Among Share Classes

Class A Shares
Initial sales charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)

Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)

12b-1 fees	0.25% annually

Dividends	Generally higher than Class C due to lower 12b-1 fees

Purchase maximum	None

Conversion	None

Class C Shares
Initial sales charge	None

Contingent deferred sales charge	1.00% if shares are sold within one year after purchase

12b-1 fees	1.00% annually

Dividends	Generally lower than Class A due to higher 12b-1 fees

Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”

Conversion	None

SALES CHARGES

     Class A Sales Charges — The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charges as a percentage of:		Dealer
			commission as
		Net amount	a percentage of
Investment	Offering Price	invested	offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other
investments described below	None	None	See below

     The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

     Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold. However, if all shares of the Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less.

     Class A purchases not subject to sales charges — The following investments are not subject to any initial or contingent deferred sales charge if Neuberger Berman Management LLC is properly notified of the nature of the investment:

  investments in Class A shares made by endowments or foundations with $50 million or more in assets investments in Class A shares by Grandfathered Investors (see “Grandfathered Investors” below for more information)

  investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of your investment dealer’s load-waived A share program with the fund family.

Neuberger Berman Management LLC may pay investment providers up to 1% on investments made in Class A shares with no initial sales charge. The Fund may reimburse Neuberger Berman Management LLC for all or a portion of these payments through its plans of distribution. See “Distribution and Shareholder Servicing Fees” below for additional information regarding the Fund’s plans of distribution.

     Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment providers authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Fund’s Board of Trustees. Please see the Statement of Additional Information for more information.

     Class C Sales Charges — Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.

     Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

     Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers - Contingent deferred sales charge waivers” below. The contingent deferred sales charge is a percentage of the original purchase price of the shares being sold. However, if all shares of the Fund are being sold, the contingent deferred sales charge is based on the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. Neuberger Berman Management LLC pays 1% of the amount invested to investment providers who sell Class C shares. See “Distribution and Shareholder Servicing Fees” below for information regarding the Fund’s plans of distribution.

SALES CHARGE REDUCTIONS AND WAIVERS

     To receive a reduction in your Class A initial sales charge, you or your investment provider must let Neuberger Berman Management LLC know at the time you purchase shares that you qualify for such a reduction. If you or your investment provider does not let Neuberger Berman Management LLC know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your investment provider to provide Neuberger Berman Management LLC with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or C contingent deferred sales charge waived, you or your investment provider must let Neuberger Berman Management LLC know at the time you redeem shares that you qualify for such a waiver.

     In addition to the information below, you may obtain more information about sales charge reductions and waivers from the Statement of Additional Information or from your investment provider.

     Reducing your Class A initial sales charge — Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent if recognized under local law — and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge. However, for this purpose, investments representing direct purchases of money market funds in the fund family are excluded.

     Aggregating accounts to reduce Class A initial sales charge — To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

  trust accounts established by the above individuals (please see the Statement of Additional Information for details regarding aggregation of trust accounts where the person(s) who established the trust is/are deceased)

  solely controlled business accounts

  single-participant retirement plans.

     Concurrent purchases to reduce Class A initial sales charge — You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge. However, for this purpose, purchases of money market funds in the fund family are excluded.

     Rights of accumulation to reduce Class A initial sales charge — You may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. However, for this purpose, holdings representing direct purchases of money market funds in the fund family are excluded. Subject to your investment provider’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals. Please see the Statement of Additional Information for details. You should retain any records necessary to substantiate the historical amounts you have invested. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family.

     Letter of Intent to reduce Class A initial sales charge — You may reduce your Class A sales charge by establishing a letter of intent. A letter of intent allows you to combine all purchases of all share classes of non-money market funds in the fund family you intend to make over a 13-month period (the “Period”) to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing a letter of intent. See “Sales Charges” above for more information.

     Right of reinvestment — Please see “Maintaining Your Account - When you sell shares” below for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

     Contingent deferred sales charge waivers — The contingent deferred sales charge on Class A and C shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased tax-free returns of excess contributions to individual retirement accounts (“IRAs”)

  redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities)

  distributions from an IRA upon the shareholder’s attainment of age 59½

  IRA rollover from a fund in the fund family held in an employer-sponsored retirement plan to Class A shares redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the Statement of Additional Information for more information about waivers regarding these types of transactions):

  redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver)

  if you have established a systematic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash)

  if no commission or transaction fee is paid by the distributor to authorized dealers at the time of purchase.

     Exchanges of shares — Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from money market funds in the fund family will be subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired from an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gains from a fund having a sales charge.

SHARE PRICES

     Because Class A shares of the Fund have an initial sales charge, the price you pay for each Class A share is the offering price which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of the Fund may be eliminated in certain circumstances. Because Class C shares of the Fund do not have an initial sales charge, the price you pay for each share of the Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, the Fund pays you the full share price when you sell shares. (See “Sales Charges” for more information.)

     Your investment provider may charge fees that are in addition to those described in this prospectus.

     The Fund is open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

     The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). You should check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.

     Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

     The net asset value per share of each class of the Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund’s securities changes every business day, the share price usually changes as well.

     When valuing portfolio securities, the Fund uses market prices. However, in certain cases, events that occur after certain markets have closed may render these prices unreliable.

     When a market price is not available or the Fund believes a reported market price for a security does not reflect the amount it would receive on a current sale of that security, the Fund may substitute for the market price a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities.

     Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation. The Fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that the foreign market closes and the time the Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that the Fund’s net asset value will be subject to the judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being determined by market prices.

PRIVILEGES AND SERVICES

     If you use an investment provider, consult your investment provider for information about investment services. If you are a Grandfathered Investor, see “Grandfathered Investors” for information about privileges and services.

MAINTAINING YOUR ACCOUNT

     Purchase of Class A and C shares — To open an account and purchase Class A and C shares of the Fund, contact any investment provider authorized to sell the Fund’s shares. For Grandfathered Investors, instructions for buying shares are under “Buying Shares.” In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus. Contact your investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

     You should check with your investment provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy shares. Every purchase order will be processed at the next share price to be calculated after the order has been accepted. Purchase orders are deemed “accepted” when the Fund’s transfer agent has received payment for the shares. In the case of certain investment providers, Neuberger Berman Management LLC will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management LLC or its administrative agent by the following morning. In addition, for Grandfathered Investors, if you have established a systematic investment program (SIP) with the Fund, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur.

     Purchase minimums — Your first investment must be at least $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases. Please see the Statement of Additional Information for more information.

     Purchase maximums — For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.

     In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.

     When you sell shares — Contact your investment provider to sell shares of the Fund. For Grandfathered Investors, instructions for selling shares are under “Selling Shares.” When you sell shares, you will receive the next share price to be calculated after your order has been accepted minus any applicable contingent deferred sales charge. You should check with your investment provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to sell shares. Redemption orders are deemed “accepted” when the Fund’s transfer agent has received your order to sell.

     In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

     If you notify your investment provider, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the Fund or another fund in the fund family provided the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is accepted. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge. This paragraph does not apply to rollover investments as described under “Rollovers from retirement plans to IRAs.”

     When selling shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

     The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of the Fund’s shareholders as a whole.

     Uncashed checks — When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks. Checks will not be forwarded if the address of record is incorrect.

     When you exchange shares — Generally, you can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund both without a sales charge. However, exchanges from money market funds in the fund family will be subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired from an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gains from a fund having a sales charge. Currently, only certain funds in the fund family offer Class A and C shares. There are three things to remember when making an exchange:

  both accounts must have the same registration

  you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved because an exchange is treated as a sale for tax purposes, consider any tax consequences before placing your order.

     The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your investment providers to see if they allow you to take advantage of the fund exchange program and for its policies to effect an exchange.

     Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.

     Placing orders by telephone — If you use an investment provider, contact your investment provider for its policies regarding telephone orders.

     Grandfathered Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

     Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

     In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

     Proceeds from the sale of shares — The proceeds from the shares you sell are generally sent out within three business days after your order is executed, and nearly always within seven business days. When you sell shares through your investment provider, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

  in unusual circumstances where the law allows additional time if needed if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

     If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

     The Fund does not issue certificates for shares.

     Other policies — Under certain circumstances, the Fund reserves the right to:

  suspend the offering of shares

  reject any exchange or purchase order

  suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order change, suspend, or revoke the exchange privilege

  suspend the telephone order privilege

  satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

  change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Medallion Signature Guarantees

     You may need a Medallion signature guarantee when you sell shares through an investment provider. A Medallion signature guarantee is a guarantee that your signature is authentic.

     Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

     Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

     A notarized signature from a notary public is not a Medallion signature guarantee.

Investment Providers

     The Class A and C shares available in this prospectus can be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

     The fees and policies outlined in this prospectus are set by the Fund and by Neuberger Berman Management LLC. However, most of the information you will need for managing your investment will come from your investment provider. This includes information on how to buy and sell shares, investor services, and additional policies.

     Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares (see “Maintaining Your Account - When you exchange shares”). Currently, only certain funds in the fund family offer Class A and C shares.

     In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

Additional Payments to Investment Providers

     Neuberger Berman Management LLC and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Fund to you. If you have purchased shares of the Fund through an investment provider, please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information.

Distribution and Shareholder Servicing Fees

     The Fund has adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, Class A and C pay the Fund’s distributor, Neuberger Berman Management LLC, at an annual rate of 0.25% and 1.00%, respectively, of their average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. Neuberger Berman Management LLC may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Over the long term, they could result in higher overall costs than other types of sales charges.

Information Required From New Accounts

     To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Retirement Plans or Accounts

     If you use an investment provider, contact your investment provider for information on retirement plans or accounts.

Rollovers from Retirement Plans to IRAs

     Assets from a retirement plan may be invested in Class A or C shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and Statement of Additional Information.

Internet Access

     If you use an investment provider, contact your investment provider about the services and information it provides on the Internet.

DISTRIBUTIONS AND TAXES

     Distributions — The Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (in December).

     Unless you designate otherwise, your income and capital gain distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of Class A or Class C, as applicable, of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.

     How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

     Fund distributions to individual retirement accounts, Roth IRAs and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

     Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

     Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are generally taxed as ordinary income. However, the Fund’s dividends attributable to “qualified dividend income”

(generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

     Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

     How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

Taxes and You

     The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe alternative minimum tax.

     How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you every January. It details the distributions you received during the preceding year and shows their tax status. That statement, or a separate statement from us or your investment provider, covers your share transactions.

     Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

Backup Withholding

     The Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

     In the case of a custodial account for a newborn, if a social security number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive from you the custodian’s date of birth and social security number together with a copy of the request made to the Social Security Administration for the newborn’s social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-877-9700. If you are using an investment provider, consult your investment provider about opening a custodial account.

     You must supply your signed taxpayer identification number form to your investment provider, if any, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

     The money the Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the distributing Class of the Fund or paid to shareholders in cash.

     Because of this, if you buy shares just before the Fund makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

     Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, there are no tax consequences to you from distributions.

GRANDFATHERED INVESTORS

     Some of the funds in the fund family offer Investor or Trust Class shares in which members of the general public can directly invest with Neuberger Berman. Investor Class shares are sold with no initial sales charge and no 12b-1 fee (except for Investor Class shares of Neuberger Berman Core Bond Fund which has a 12b-1 fee). Trust Class shares are sold with no initial sales charge and may have a 12b-1 fee. In the near future, it is expected that Neuberger Berman will no longer allow members of the general public to directly invest with Neuberger Berman. Once this change occurs, only investors who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account in Investor Class or Trust Class shares since that date may purchase Investor Class or Trust Class shares. These investors are referred to as “Grandfathered Investors.”

     For Grandfathered Investors, see below for information regarding investment services. If you use an investment provider, consult your investment provider for information about investment services.

     Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

     Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

     Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

     FUNDfone®— Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.

Dollar-Cost Averaging

     Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

     Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

Internet Access

     Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

     The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

     As a Fund shareholder, you can use the web site to access account information 24 hours a day.

Retirement Plans

     We offer Grandfathered Investors a number of tax-advantaged plans for retirement saving:

     Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

     Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

     Also available: SEP-IRA, SIMPLE-IRA, Keogh, and other types of plans. Coverdell education savings accounts (formerly education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of plans or accounts may be beneficial for you. Call 800-877-9700 for information on any Neuberger Berman retirement plan or account.

Buying Shares - Grandfathered Investors

     If you are a Grandfathered Investor buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact the investment provider for instructions.

Method	Things to know	Instructions
Sending us a check

Your first investment must be at least $1,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:
Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021

Wiring money	All wires must be for at least $1,000

Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the Fund name, your account number and other information as requested

Method	Things to know	Instructions
Exchanging from another fund

All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer ID number

An exchange order cannot be cancelled or changed once it has been placed

Call 800-877-9700 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is accepted Not available on retirement accounts	Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer
Setting up systematic investments	All investments must be at least $100	Call 800-877-9700 for instructions

Selling Shares - Grandfathered Investors

Method	Things to know	Instructions
Sending us a letter

Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $200,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:
Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021

Sending us a fax	For amounts of up to $50,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number

Method	Things to know	Instructions
Calling in your order

All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59 ½ or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days

Call 800-877-9700 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
Exchanging into another fund	All exchanges must be for at least $1,000 Both accounts must be registered in the same name, address and taxpayer ID number An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order
Setting up systematic withdrawals	For accounts with at least $5,000 worth of shares in them Withdrawals must be at least $100	Call 800-877-9700 for instructions

MARKET TIMING POLICY

     Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

     Neuberger Berman Management LLC applies the Fund’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

PORTFOLIO HOLDINGS POLICY

     A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.

     The complete portfolio holdings for the Fund are available at http://www. nb.com/nb/fund_holdings 15-30 days after each month-end.

     The Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete holdings for the Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

FUND STRUCTURE

     The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A and C shares of the Fund.

APPENDIX E

Excerpt from Institutional Class Prospectus

NEUBERGER BERMAN
YOUR INVESTMENT

     Institutional Class shares of the Fund are available through an investment provider or from Neuberger Berman Management LLC (see “Maintaining Your Account”)

SHARE PRICES

     Because Institutional Class shares of the Fund do not have a sales charge, the price you pay for each share of the Fund is the Fund’s net asset value per share. Similarly, because the Fund does not charge fees for selling shares, the Fund pays you the full share price when you sell shares. If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

     The Fund is open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

     The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.

     Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

     The price of an Institutional Class share of the Fund is the total value of the Fund’s assets attributable to its Institutional Class shares minus its liabilities attributable to that class, divided by the total number of its Institutional Class shares outstanding. Because the value of the Fund’s securities changes every business day, the share price usually changes as well.

     When valuing portfolio securities, the Fund uses market prices. However, in certain cases, events that occur after certain markets have closed may render these prices unreliable.

     When a market price is not available or the Fund believes a reported market price for a security does not reflect the amount it would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities.

     Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation. The Fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that the foreign market closes and the time the Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that the Fund’s net asset value will be subject to the judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being determined by market prices.

PRIVILEGES AND SERVICES

     If you purchase Institutional Class shares directly from Neuberger Berman Management LLC, you have access to the services listed below. If you purchase shares through an investment provider, consult that provider for information about investment services.

     Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more once you make an initial minimum investment of at least $5 million. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

     Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

     Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

Dollar-Cost Averaging

     Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

     Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

DISTRIBUTIONS AND TAXES

     Distributions — The Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (in December).

     Unless you designate otherwise, your income and capital gain distributions from the Fund will be reinvested in additional Institutional Class shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in Institutional Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact the Fund in writing or by phone if you bought shares directly. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Institutional Class shares of the Fund or paid in cash.

     How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

     Fund distributions to Roth IRAs, traditional individual retirement accounts (“IRAs”) and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

     Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

     Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are generally taxed as ordinary income. However, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

     Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

     How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

Taxes and You

     The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe alternative minimum tax.

     How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you every January. It details the distributions you received during the preceding year and shows their tax status. That statement, or a separate statement from us or your investment provider covers your share transactions.

     Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

Backup Withholding

     The Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

     In the case of a custodial account for a newborn, if a social security number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (from you or from your investment provider) the custodian’s date of birth and social security number together with a copy of the request made to the Social Security Administration for the newborn’s social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-366-6264.

     If you use an investment provider, you must supply your signed taxpayer identification number form to it, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

     The money the Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional Institutional Class shares of the Fund or paid to shareholders in cash.

     Because of this, if you buy shares just before the Fund makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

     Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, there are no tax consequences to you from distributions.

MAINTAINING YOUR ACCOUNT

     When you buy shares — Instructions for buying shares from Neuberger Berman Management LLC are under “Buying Shares.” See “Investment Providers” if you are buying shares through an investment provider. Whenever you make an initial investment in the Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The minimum initial investment is $5 million.

     When you purchase shares, you will receive the next share price to be calculated after your order has been accepted.

     Purchase orders are deemed “accepted” when the Fund’s transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management LLC will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management LLC or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with the Fund, your order is deemed “accepted” on the date you preselected on your SIP application for the systematic investments to occur.

     When you sell shares — If you bought your shares from Neuberger Berman Management LLC, instructions for selling shares are under “Selling Shares.” See “Investment Providers” if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed “accepted” when the Fund’s transfer agent has received your order to sell.

     In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

     When selling shares in an account that you do not intend to close, remember to leave at least $5 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

     The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of the Fund’s shareholders as a whole.

     Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

     Statements and confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

     When you exchange shares — You can move an investment from the Fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from the Fund to purchase shares of the other fund. There are three things to remember when making an exchange:

  both accounts must have the same registration

  you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved because an exchange is treated as a sale for tax purposes, consider any tax consequences before placing your order.

     The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders.

     Placing orders by telephone — Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

     Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

     In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

     Proceeds from the sale of shares — The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

  in unusual circumstances where the law allows additional time if needed if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

     If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

     The Fund does not issue certificates for shares.

     Other policies — Under certain circumstances, the Fund reserves the right to:

  suspend the offering of shares

  reject any exchange or purchase order

  suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order change, suspend, or revoke the exchange privilege

  suspend the telephone order privilege

  satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

  change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Medallion Signature Guarantees

     You may need a Medallion signature guarantee when you sell shares of the Fund directly or through an investment provider. A Medallion signature guarantee is a guarantee that your signature is authentic.

     Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

     Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

     A notarized signature from a notary public is not a Medallion signature guarantee.

Investment Providers

     The Institutional Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

     The fees and policies outlined in this prospectus are set by the Fund and by Neuberger Berman Management LLC. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

     If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

     Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares. See “When You Exchange Shares” for more information. In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

Additional Payments to Investment Providers

     Neuberger Berman Management LLC and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Fund to you. If you have purchased shares of the Fund through an investment provider, please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information.

Information Required From New Accounts

     To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

     If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact it for instructions.

Buying Shares

Method	Things to know	Instructions
Sending us a check

Your first investment must be at least $5 million

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021

Method	Things to know	Instructions
Wiring money	Your first investment must be at least $5 million

Before wiring any money, call 800-366-6264 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund

All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer ID number

An exchange order cannot be cancelled or changed once it has been placed

Call 800-366-6264 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is accepted Not available on retirement accounts	Call 800-366-6264 to notify us of your purchase Immediately follow up with a wire or electronic transfer
Setting up systematic investments	All investments must be at least $100 (in addition to an initial minimum investment of at least $5 million)	Call 800-366-6264 for instructions

Selling Shares

Method	Things to know	Instructions
Sending us a letter

Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH)

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:

Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021

Sending us a fax	Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-366-6264 to obtain the appropriate fax number

Method	Things to know	Instructions
Calling in your order

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59 ½ or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days

Call 800-366-6264 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
Exchanging into another fund	All exchanges must be for at least $1,000 Both accounts must be registered in the same name, address and taxpayer ID number An exchange order cannot be cancelled or changed once it has been placed	Call 800-366-6264 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-366-6264 for instructions

Retirement Accounts and Plans

     We offer investors a number of tax-advantaged accounts and plans for retirement saving:

     Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

     Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

     Also available: SEP-IRA, SIMPLE-IRA, Keogh, and other types of plans. Coverdell Education Savings Accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of accounts or plans may be beneficial for you. Call 800-3666264 for information on any Neuberger Berman retirement account or plan.

MARKET TIMING POLICY

     Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

     Neuberger Berman Management LLC applies the Fund’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

PORTFOLIO HOLDINGS POLICY

     A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.

     The complete portfolio holdings for the Fund are available at http://www.nb.com/nb/fund_holdings 15-30 days after each month-end.

     The Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete holdings for the Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

FUND STRUCTURE

     The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of the Fund.

APPENDIX F

Excerpt From Investor Class Prospectus

NEUBERGER BERMAN
YOUR INVESTMENT

SHARE PRICES

     Because Investor Class shares of these Funds do not have a sales charge, the price you pay for each share of a Fund is the Fund’s net asset value per share. The Funds pay you the full share price when you sell shares.

     If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

     The Funds are open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. A Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

     Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.

     Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

     The price of an Investor Class share of a Fund is the total value of that Fund’s assets attributable to its Investor Class shares minus its liabilities attributable to that class, divided by the total number of that Fund’s Investor Class shares outstanding. Because the value of a Fund’s securities changes every business day, the share price usually changes as well.

     When valuing portfolio securities, the Funds use market prices. However, in certain cases, events that occur after certain markets have closed may render these prices unreliable.

     When a market price is not available or a Fund believes a reported market price for a security does not reflect the amount it would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to methods approved by the Board of Trustees. A Fund may also use these methods to value certain types of illiquid securities.

     Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s net asset value calculation. A Fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that the foreign market closes and the time the Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that a Fund’s net asset value will be subject to the judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being determined by market prices.

PRIVILEGES AND SERVICES

     If you purchase Investor Class shares directly from Neuberger Berman Management LLC, you have access to the services listed below. If you purchase shares through an investment provider, consult that provider for information about investment services.

     Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

     Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

     Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

     Internet Access — At www.nb.com, you can make transactions, check your account, and access a wealth of information.

     FUNDfone®— Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

Dollar-Cost Averaging

     Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

     Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

DISTRIBUTIONS AND TAXES

     Distributions — Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Funds make any distributions once a year (in December).

     Unless you designate otherwise, your income and capital gain distributions from a Fund will be reinvested in additional Investor Class shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Investor Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact a Fund in writing or by phone if you bought shares directly. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Investor Class shares of a Fund or paid to you in cash.

     How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

     Fund distributions to individual retirement accounts (“IRAs”), Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

     Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

     Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are generally taxed as ordinary income. However, a Fund’s dividends attributable to “qualified dividend income” (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

     Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund or whether you reinvested your distributions.

     How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

Taxes and You

     The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe alternative minimum tax.

     How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or from your investment provider, covers your share transactions.

     Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

Backup Withholding

     A Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from each Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

     In the case of a custodial account for a newborn, if a social security number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (from you or from your investment provider) the custodian’s date of birth and social security number together with a copy of the request made to the Social Security Administration for the newborn’s social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-877-9700.

     You must supply your signed taxpayer identification number form to your investment provider, if any, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

     The money a Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the distributing class of the Fund or paid to shareholders in cash.

     Because of this, if you buy shares just before a Fund makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

     Generally, if you are investing in a Fund through a tax-advantaged retirement plan or account, there are no tax consequences to you from distributions.

MAINTAINING YOUR ACCOUNT

     When you buy shares — Instructions for buying shares from Neuberger Berman Management LLC are under “Buying Shares.” See “Investment Providers” if you are buying shares through an investment provider. Whenever you make an initial investment in one of the Funds or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

     When you purchase shares, you will receive the next share price to be calculated after your order has been accepted. Purchase orders are deemed “accepted” when the Funds’ transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management LLC will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management LLC or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed “accepted” on the date you preselected on your SIP application for the systematic investments to occur.

     When you sell shares — If you bought your shares from Neuberger Berman Management LLC, instructions for selling shares are under “Selling Shares.” See “Investment Providers” if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed “accepted” when the Funds’ transfer agent has received your order to sell.

     In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

     When selling shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

     The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of that Fund’s shareholders as a whole.

     Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

     Statements and confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

     When you exchange shares — You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

  both accounts must have the same registration

  you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved because an exchange is treated as a sale for tax purposes, consider any tax consequences before placing your order.

     The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

     In addition, investors who were shareholders of Investor Class shares prior to March 1, 2008 and who have continuously maintained an account in Investor Class shares since that date, may exchange into Class A shares of a fund in the fund family without paying any applicable sales charges.

     Placing orders by telephone — Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

     Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

     In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery. You may also use FUNDfone® or visit our website at ww.nb.com.

     Proceeds from the sale of shares — The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

  in unusual circumstances where the law allows additional time if needed if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

     If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

     The Funds do not issue certificates for shares. If you have share certificates from prior purchases, the only way to redeem them is by sending in the certificates. If you lose a certificate, you will incur a fee before any transaction can be processed.

     Other policies — Under certain circumstances, the Funds reserve the right to:

  suspend the offering of shares

  reject any exchange or purchase order

  suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order change, suspend, or revoke the exchange privilege

  suspend the telephone order privilege

  satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

  change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Medallion Signature Guarantees

     You may need a Medallion signature guarantee when you sell shares of a Fund directly or through an investment provider.

     A Medallion signature guarantee is a guarantee that your signature is authentic.

     Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

     Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

     A notarized signature from a notary public is not a Medallion signature guarantee.

Investment Providers

     The Investor Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

     The fees and policies outlined in this prospectus are set by the Funds and by Neuberger Berman Management LLC. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

     If you use an investment provider, you must contact that provider to buy or sell shares of any of the Funds described in this prospectus.

     Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares (see “When You Exchange Shares”). In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

Additional Payments to Investment Providers

     Neuberger Berman Management LLC and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Funds, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Funds to you. If you have purchased shares of a Fund through an investment provider, please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of each Fund’s shares. For more information, please see the Funds’ Statement of Additional Information.

Information Required From New Accounts

     To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

     If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact it for instructions.

Buying Shares

Method	Things to know	Instructions
Sending us a check

Your first investment must be at least $1,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021

Wiring money	All wires must be for at least $1,000

Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the Fund name, your account number and other information as requested

Method	Things to know	Instructions
Exchanging from another fund

All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer ID number

An exchange order cannot be cancelled or changed once it has been placed

Call 800-877-9700 to place your order To place an order using FUNDfone®, call 800-335-9366 or through www.nb.com
By telephone

We do not accept phone orders for a first investment

Additional investments must be for at least $1,000

Additional shares will be purchased when your order is accepted

Not available on retirement accounts

Call 800-877-9700 to notify us of your purchase

Immediately follow up with a wire or electronic transfer

To add shares to an existing account using FUNDfone®, call 800-335-9366 or you can use www.nb.com

Setting up systematic investments	All investments must be at least $100	Call 800-877-9700 for instructions

Selling Shares

Method	Things to know	Instructions
Sending us a letter

Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $200,000, you will be charged an $8.00 wire fee

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

If regular first-class mail, send to:

Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021

Sending us a fax	For amounts of up to $50,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number

Method	Things to know	Instructions
Calling in your order

All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59 1/2 or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days

Call 800-877-9700 to place your order

Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

To place an order using FUNDfone®, call 800-335-9366 or visit www.nb.com

Exchanging into another fund	All exchanges must be for at least $1,000 Both accounts must be registered in the same name, address and taxpayer ID number An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order To place an order using FUNDfone®, call 800-335-9366 or visit www.nb.com
Setting up systematic withdrawals	For accounts with at least $5,000 worth of shares in them Withdrawals must be at least $100	Call 800-877-9700 for instructions

Retirement Accounts and Plans

     We offer investors a number of tax-advantaged accounts and plans for retirement saving:

     Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

     Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

     Also available: SEP-IRA, SIMPLE, Keogh, and other types of plans. Coverdell Education Savings Accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of accounts or plans may be beneficial for you. Call 800-877-9700 for information on any Neuberger Berman retirement account or plan.

Internet Connection

     Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

     The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

     As a fund shareholder, you can use the web site to access account information and even make secure transactions — 24 hours a day. You can also receive Fund documents such as prospectuses and financial reports as well as your statements electronically via NB DeliverE®. If you want further information, please call 800-877-9700.

MARKET TIMING POLICY

     Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

     Neuberger Berman Management LLC applies the Funds’ policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

PORTFOLIO HOLDINGS POLICY

     A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

     The complete portfolio holdings for each Fund are available at http://www. nb.com/nb/fund_holdings 15-30 days after each month-end.

     Each Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete holdings for the Funds will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

FUND STRUCTURE

     Each Fund uses a “multiple class” structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Investor Class shares of the Funds.

APPENDIX G

Performance of Large Cap Disciplined Growth Fund — Institutional Class

     The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the last calendar year. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

Best quarter:	Q2 ‘08, 0.11%
Worst quarter:	Q4 ‘08, -19.92%

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2008

		Since Inception
	1 Year	12/20/2007
Large Cap Disciplined Growth Fund
Return Before Taxes	-33.92	-33.30
Return After Taxes on Distributions	-33.94	-33.32
Return After Taxes on Distributions and
Sale of Fund Shares	-22.02	-28.27
Russell 1000 Growth Index	-38.44	-36.67

     After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

Index Description

     The Russell 1000 Growth Index is an unmanaged index of U.S. mid- and large-cap growth stocks.

Performance Measures

     The information on this page provides different measures of the Fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in Fund shares and include all Fund expenses.

     As a frame of reference, the table includes a broad-based market index. The Fund’s performance figures include all of its expenses; the index does not include costs of investment.

Performance of Large Cap Disciplined Growth Fund — Class A and Class C

     The chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the last calendar year. The bar chart does not reflect any applicable sales charge; if a sales charge were reflected, returns would be less than those shown. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. Unlike the bar chart, the performance information in the table reflects the impact of sales charges. Class A share performance reflects the current maximum initial sales charge and Class C share performance reflects the maximum applicable deferred sales charge. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

Best quarter:	Q2 ’08, 0.00%
Worst quarter:	Q4 ’08, -19.99%

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2008

		Since Inception
	1 Year	12/20/2007
Large Cap Disciplined Growth Fund
Class A Return Before Taxes	-38.02	-37.28
Class A Return After Taxes on Distributions	-38.04	-37.30
Class A Return After Taxes on Distributions and
Sale of Fund Shares	-24.69	-31.65
Class C Return Before Taxes	-35.38	-34.08
Russell 1000 Growth Index	-38.44	-36.67

     After-tax returns are shown for Class A shares only and after-tax returns for Class C shares may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

Index Description

     The Russell 1000 Growth Index is an unmanaged index of U.S. mid- and large-cap growth stocks.

Performance Measures

     The information on this page provides different measures of the Fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in Fund shares and include all Fund expenses.

     As a frame of reference, the table includes a broad-based market index. The Fund’s performance figures include all of its expenses; the index does not include costs of investment.

Performance of Century Fund — Investor Class

     The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

Best quarter:	Q4 ’01, 20.00%
Worst quarter:	Q1 ’01, -28.50%

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2008

			Since Inception
	1 Year	5 Years	(12/6/1999)
Century Fund
Return Before Taxes	-34.93	-2.07	-6.72
Return After Taxes on Distributions	-34.93	-2.07	-6.73
Return After Taxes on Distributions and
Sale of Fund Shares	-22.70	-1.74	-5.44
Russell 1000 Growth Index	-38.44	-3.42	-7.07
Russell 1000 Index	-37.60	-2.04	-2.97

     After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

Index Descriptions

     The Russell 1000 Growth Index is an unmanaged index of U. S. mid- and large-cap growth stocks.

     The Russell 1000 Index is an unmanaged index of U.S. large-cap stocks.

Performance Measures

     The information on this page provides different measures of the Fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in Fund shares and include all Fund expenses.

     As a frame of reference, the table includes broad-based indices of the entire U.S. equity market and of the portion of the market the Fund focuses on. The Fund’s performance figures include all of its expenses; the indices do not include costs of investment.

Performance of Century Fund — Institutional Class

     The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

Best quarter:	Q4 ’01, 20.00%
Worst quarter:	Q1 ’01, -28.50%

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2008*

			Since Inception
	1 Year	5 Years	(12/6/1999)
Century Fund
Return Before Taxes	-34.93	-2.07	-6.72
Return After Taxes on Distributions	-34.93	-2.07	-6.73
Return After Taxes on Distributions and
Sale of Fund Shares	-22.70	-1.74	-5.44
Russell 1000 Growth Index	-38.44	-3.42	-7.07
Russell 1000 Index	-37.60	-2.04	-2.97

     After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

Index Descriptions

     The Russell 1000 Growth Index is an unmanaged index of U. S. mid- and large-cap growth stocks.

     The Russell 1000 Index is an unmanaged index of U.S. large-cap stocks.

*	The above performance is that of the Century Fund Investor Class. Because the Institutional Class has lower expenses, it performance typically would have been slightly better than that of the Investor Class.

Performance Measures

     The information on this page provides different measures of the Fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in Fund shares and include all Fund expenses.

     As a frame of reference, the table includes broad-based indices of the entire U.S. equity market and of the portion of the market the Fund focuses on. The Fund’s performance figures include all of its expenses; the indices do not include costs of investment.

Performance of Century Fund — Class A and Class C

     The chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the last calendar year. The bar chart does not reflect any applicable sales charge; if a sales charge were reflected, returns would be less than those shown. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. Unlike the bar chart, the performance information in the table reflects the impact of sales charges. Class A share performance reflects the current maximum initial sales charge and Class C share performance reflects the maximum applicable deferred sales charge. This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year

Best quarter:	Q4 ’01, 20.00%
Worst quarter:	Q1 ’01, -28.50%

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/2008*

			Since Inception
	1 Year	5 Years	(12/6/1999)
Century Fund
Class A return before taxes	-38.67	-3.22	-7.33
Class A return after taxes on distributions	-38.67	-3.22	-7.33
Class A return after Taxes on distributions and
sale of Fund shares	-25.13	-2.71	-5.90
Class C return before taxes	-35.58	-2.07	-6.72
Russell 1000 Growth Index	-38.44	-3.42	-7.07
Russell 1000 Index	-37.60	-2.04	-2.97

     After-tax returns are shown for Class A shares only and after-tax returns for Class C shares may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

Index Descriptions

     The Russell 1000 Growth Index is an unmanaged index of U. S. mid- and large-cap growth stocks.

     The Russell 1000 Index is an unmanaged index of U.S. large-cap stocks.

*	The above performance is that of Neuberger Berman Century Fund Investor Class. In the table below the chart, the performance information of Neuberger Berman Century Fund Investor Class has been adjusted to reflect the maximum sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Because Neuberger Berman Century Fund Investor Class has lower expenses, its performance typically would have been better than that of Class A or Class C.

Performance Measures

     The information on this page provides different measures of the Fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in Fund shares and include all Fund expenses.

     As a frame of reference, the table includes broad-based indices of the entire U.S. equity market and of the portion of the market the Fund focuses on. The Fund’s performance figures include all of its expenses; the indices do not include costs of investment.

Neuberger Berman Management LLC 605 Third Avenue, 2nd floor New York, New York 10158-0180 www.nb.com

N-14 N17284
J0006 03/09

NEUBERGER BERMAN EQUITY FUNDS
Neuberger Berman Century Fund

605 Third Avenue, 2nd Floor
New York, New York 10158-0180

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 13, 2009

This Statement of Additional Information (“SAI”) relates specifically to the reorganization of Neuberger Berman Large Cap Disciplined Growth Fund (“LCDG Fund”) into Neuberger Berman Century Fund (“Century Fund”), whereby LCDG Fund will transfer all of its assets to Century Fund, and shareholders of LCDG Fund will receive Class A, Class C and Institutional Class shares of Century Fund, in exchange for their Class A, Class C and Institutional Class shares, respectively, of LCDG Fund. In addition, immediately after the reorganization, Grandfathered Investors (as defined in the combined Information Statement Prospectus (“Prospectus”)) who hold Class A shares of Century Fund will have their shares converted to Investor Class shares of Century Fund. This means that if you were a Grandfathered Investor who held Class A shares of LCDG Fund prior to the Reorganization that you will receive Investor Class shares of Century Fund immediately after the closing. This SAI consists of the information set forth herein and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)

The audited financial statements of LCDG Fund and Century Fund (series of Neuberger Berman Equity Funds), notes thereto, and the report of Tait, Weller & Baker LLP, independent registered public accounting firm, with respect to such audited financial statements, included in the Annual Report to Shareholders of Neuberger Berman Equity Funds for the fiscal year ended August 31, 2008 (File Nos. 002-11357 and 811-00582).

This SAI is not a prospectus and should be read only in conjunction with the Prospectus dated March 13, 2009 relating to the above-referenced matter. A copy of the Prospectus may be obtained by calling Neuberger Berman Management LLC at 800-877-9700.

i

Taxation of the Fund	69
Taxation of the Fund’s Shareholders	73

FUND TRANSACTIONS	74
Commission Recapture Program and Expense Offset Arrangement	77
Portfolio Turnover	78
Proxy Voting	78

PORTFOLIO HOLDINGS DISCLOSURE	79
Portfolio Holdings Disclosure Policy	79
Portfolio Holdings Disclosure Procedures	80
Portfolio Holdings Approved Recipients	81

REPORTS TO SHAREHOLDERS	82

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	82

CUSTODIAN AND TRANSFER AGENT	83

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	84

LEGAL COUNSEL	84

REGISTRATION STATEMENT	84

FINANCIAL STATEMENTS	84

PRO FORMA FINANCIAL STATEMENTS	84

APPENDIX A – RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER	A-1

ii

INVESTMENT INFORMATION

The Fund is a separate operating series of Neuberger Berman Equity Funds (“Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as a diversified, open-end management investment company.

Through December 15, 2000, the Fund’s Investor Class was organized as a feeder fund in a master-feeder structure rather than a multiple-class structure. This feeder fund was a series of the Trust.

The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of the Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

(1) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or
(2) a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

            The policy of the Fund permitting the Fund to operate as a non-diversified investment company under the 1940 Act may also change by operation of law. Specifically, Rule 13a-1 under the 1940 Act provides in effect that, if a fund’s investment portfolio actually meets the standards of a diversified fund for three consecutive years, the fund’s status will change to that of a diversified fund. The Board of Trustees has adopted a policy that the Fund will invest its portfolio so as to meet the standards of a diversified fund. This policy cannot be changed without a vote of shareholders.

Investment Policies and Limitations

Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.

The following investment policies and limitations are fundamental:

1. Borrowing. The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2. Commodities. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

3. Diversification. The Fund is non-diversified under the 1940 Act.

4. Industry Concentration. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

5. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

6. Real Estate. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

7. Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act.

8. Underwriting. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

The Fund has the following fundamental investment policy:

             Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

The following investment policies and limitations are non-fundamental:

1. Borrowing. The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

2. Lending. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

3. Margin Transactions. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

4. Foreign Securities. The Fund may not invest more than 20% of the value of its total assets in securities denominated in foreign currency.

These policies do not limit investment in American Depository Receipts (“ADRs”) and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

5. Illiquid Securities. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

6. Equity Securities. The Fund normally invests at least 80% of its net assets in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders. As used in this policy, “assets” means net assets plus the amount of any borrowing for investment purposes.

Convertible securities are considered equity securities for purposes of the Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities.

Cash Management and Temporary Defensive Positions.  For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) (“sales charge”), or service fee, as defined in rule 2830(b)(9) of those rules, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any sales charge or service fee.

In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund. Although the unregistered fund endeavors to maintain a $1.00 share price, there is no assurance that it will be able to do so. If it were necessary to liquidate assets in the unregistered fund to meet returns on outstanding securities loans at a time when the unregistered fund’s price per share was less than $1.00, a Fund may not receive an amount from the unregistered fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the unregistered fund at the price at which that fund is carrying them. The unregistered fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. Under the exemptive order, a Fund that is a money market fund cannot invest in an unregistered fund that does not comply with Rule 2a-7.

Additional Investment Information

The Fund may make the following investments, among others; some of which are part of the Fund’s principal investment strategies and some of which are not. The principal risks of the Fund’s principal strategies are discussed in the Prospectus. It may not buy all of the types of securities or use all of the investment techniques that are described.

Illiquid Securities. Generally, illiquid securities are securities that cannot be expected to be sold or disposed of within seven days at approximately the price at which they are valued by the Fund. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions that could be costly to the Fund.

Policies and Limitations. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

Policies and Limitations. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Securities Loans. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities through a separate operating unit of Neuberger Berman, LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Fund also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Fund may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

Policies and Limitations. The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested. The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

Restricted Securities and Rule 144A Securities. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

Policies and Limitations. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund’s 15% limit on investments in illiquid securities.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.

Leverage. The Fund may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Fund’s net asset value (“NAV”).

Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund’s shareholders as dividends, if any, will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Fund’s investment limitations. In addition, securities lending transactions and when issued transactions may create leverage.

Policies and Limitations. The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of the Fund’s total assets. The Fund may use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

Foreign Securities. The Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as investors.

The Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Fund may invest in ADRs, European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Policies and Limitations. The Fund may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

Forward Commitments and When-Issued Securities. The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitment transactions enable the Fund to “lock in” what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.

Policies and Limitations. The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

Technology Securities.  These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter (“OTC”) market. Many MLPs operate in the oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices,
Forward Contracts, and Options on Foreign

Currencies (collectively, “Financial Instruments”)

Futures Contracts and Options Thereon. The Fund may purchase and sell single stocks and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

For purposes of managing cash flow, the Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”).

A “sale” of a futures contract (or a “short” futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

“Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund’s futures positions. The margin deposit made by the Fund when it enters into a futures contract (“initial margin”) is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit (“variation margin”). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing their NAVs, the Fund marks to market the value of their open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although the Fund believes that the use of futures contracts and options will benefit it, if NB Management’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could have an adverse impact on the NAV of the Fund.

Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or “DTEFs”), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

Policies and Limitations. The Fund may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Fund does not engage in transactions in futures and options on futures for speculation.

The Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Call Options on Securities. The Fund may write covered call options and may purchase call options on securities. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

Policies and Limitations. The Fund may write covered call options and may purchase call options on securities. The Fund writes only “covered” call options on securities it owns (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do).

The Fund would purchase a call option to offset a previously written call option. The Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

Put Options on Securities. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Fund securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Policies and Limitations. The Fund generally writes and purchases put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV).

General Information About Securities Options. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the OTC market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party’s insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

The premium the Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Policies and Limitations. The Fund may use American-style options. The assets used as cover (or segregated) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices. The Fund may write securities index options to close out positions in such options that it has purchased.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed “index multiplier.” A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the American Stock Exchange, and other U.S. and foreign exchanges.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Policies and Limitations. All securities index options purchased by the Fund will be listed and traded on an exchange. The Fund currently does not expect to invest a substantial portion of its assets in securities index options.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Foreign Currency Transactions. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price (“forward contracts”). The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Fund does not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

NB Management believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

Policies and Limitations. The Fund may enter into forward contracts for the purpose of hedging and not for speculation.

When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

Options on Foreign Currencies. The Fund may write and purchase covered call and put options on foreign currencies.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Policies and Limitations. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Regulatory Limitations on Using Financial Instruments. If the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are “in-the-money”) may not exceed 5% of the Fund’s net assets.

Cover for Financial Instruments. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid securities.

Segregated securities cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund’s assets could impede Fund management or the Fund’s ability to meet current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund’s use of Financial Instruments will be successful.

The Fund’s use of Financial Instruments may be limited by the provisions of the Code with which it must comply to continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

Short Sales. The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

The Fund each may also make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

Policies and Limitations. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. The Fund’s ability to engage in short sales may be impaired by temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

Fixed Income Securities. While the emphasis of the Fund’s investment program is on common stocks and other equity securities, the Fund may invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. The Fund may also invest in investment grade corporate bonds and debentures. The debt securities in which the Fund may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index of reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. The Fund may invest in corporate debt securities rated below investment grade.

“U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States. “U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as “Sallie Mae”), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

“Investment grade” debt securities are those receiving one of the four highest ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization (“NRSRO”) or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities (“Comparable Unrated Securities”). Securities rated by Moody’s in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any

NRSRO, the Fund primarily refer to ratings assigned by S&P and Moody’s, which are described in Appendix A to this SAI.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). The value of the fixed income securities in which the Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Fund’s fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to the Fund warrants exposure to the additional level of risk.

Policies and Limitations. The Fund normally may invest up to 20% of its total assets in debt securities (excluding convertible debt securities).

There are no restrictions as to the ratings of debt securities the Fund may acquire or the portion of its assets each may invest in debt securities in a particular ratings category.

Although the Fund does not presently intend to invest in debt securities, it may invest in convertible debt securities that NB Management believes present a good value because they are convertible into equity securities and have an attractive yield.

Commercial Paper. Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

Policies and Limitations. The Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody’s (P-1) or is deemed by NB Management to be of comparable quality.

Zero Coupon Securities. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

The discount on zero coupon securities (“original issue discount” or “OID”) must be included in gross income ratably by the Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information.”

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Convertible Securities. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Policies and Limitations. Convertible securities are considered equity securities for purposes of the Fund’s non-fundamental policy to invest at least 80% of its net assets in equity securities. Convertible debt securities are subject to the Fund’s investment policies and limitations concerning fixed income securities.

Preferred Stock. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Real Estate-Related Instruments. The Fund may invest in securities issued by real estate companies. Investments in these securities are subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to indirectly bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

Other Investment Company Securities. The Fund may invest in shares of other investment companies (including shares of exchange-traded funds (“ETFs”)). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. Such an investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

As a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

ETFs are investment companies that are registered as open-end management companies or unit investment trusts but possess some of the characteristics of closed-end funds. For example, like closed-end funds, ETFs’ shares are listed and traded in the secondary market.

Many ETFs are passively managed and seek to provide returns that track the price and yield performance of a particular index. Although such ETFs may invest in other instruments, they largely hold the securities (e.g., common stocks) in the relevant index.

Policies and Limitations. For cash management purposes, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. See “Cash Management and Temporary Investment Policy.”

Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.

The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Indexed Securities. The Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.

Recent Market Events. Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. These events have included, but are not limited to, the Federal government’s placement of Fannie Mae and Freddie Mac under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government bailout of American International Group, Inc (“AIG”), reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and U.K. governments banning short-selling. Both domestic and international equity markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Fund.

Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

PERFORMANCE INFORMATION

The Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor’s original cost.

CERTAIN RISK CONSIDERATIONS

Although the Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee (4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees
John Cannon (1930)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	53

Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	53	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee (4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	53

Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	53

Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee (4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Robert A. Kavesh (1927)	Trustee since 2000	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	53

Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	53	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.
Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	53

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee (4)	Other Directorships Held Outside Fund Complex by Fund Trustee
George W. Morriss (1947)	Trustee since 2007	Retired; Formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	53

Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Edward I. O’Brien (1928)	Trustee since 1993	Retired; Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	53	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.
William E. Rulon (1932)	Trustee since 1986	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	53	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to “at risk” children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.
Cornelius T. Ryan (1931)	Trustee since 1982	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	53	None.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee (4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	53

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee (4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	53

Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	53	None.

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee (4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are “Interested Persons”
Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008

Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger Berman, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger Berman, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.

			53	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.
Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	53	Chairman of the Board, Staten Island Mental Health Society since 2008.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the Trust’s Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund

Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)	For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*

Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Conti is an interested person of the Trust by virtue of the fact that he is an officer of NB Management and Neuberger Berman. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of NB Management and an officer of Neuberger Berman.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002

Senior Vice President, Neuberger Berman, since 2006; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Associate General Counsel, Neuberger Berman, 1999 to 2004; Anti-Money Laundering Compliance Officer, eleven registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, two since 2004 and one since 2006).

Michael J. Bradler (1970)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1997; Assistant Treasurer, eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; formerly, Vice President, Neuberger Berman, 2002 to 2006; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; Executive Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008); Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, two since 2004 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

Senior Vice President, Neuberger Berman, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger Berman, since 2001; Senior Vice President, NB Management, since 2006; Secretary and General Counsel, NB Management, since 2004; Executive Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; Assistant Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003, two since 2004 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008

Senior Vice President, Neuberger Berman, since 2006; formerly, Vice President, Neuberger Berman, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999; Assistant Secretary, eleven registered investment companies for which NB Management acts as investment manager and administrator (eight since 2003, two since 2004 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002

Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006); formerly, Assistant Treasurer, eleven registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2005; formerly, Senior Vice President, Neuberger Berman, 2003 to 2005; formerly, Vice President, Neuberger Berman, 1999 to 2003; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006).

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Neil S. Siegel (1967)	Vice President since 2008

Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, eleven registered investment companies for which NB Management acts as investment manager and administrator (eleven since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, eleven registered investment companies for which NB Management acts as investment manager and administrator (ten since 2005 and one since 2006); formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and sub-advisory contracts and other principal contracts. It is the Trust’s policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not “interested persons” of NB Management (including its affiliates) or the Trust (“Independent Fund Trustees”). The Board of Trustees has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board of Trustees are described below.

Audit Committee. The Audit Committee’s purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firms; and (e) to act as a liaison between the Fund’s independent registered public accounting firms and the full Board. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met seven times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust’s Chief Compliance Officer (“CCO”). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee’s primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chairman), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward I. O’Brien. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chair), Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met four times.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert Conti, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee did not meet.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2008, the Committee met once.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available; (d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish, George W. Morriss, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met six times.

Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O’Brien, Jack L. Rivkin (Vice Chair), Cornelius T. Ryan and Peter P. Trapp (Chair). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2008, the Committee met three times.

The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Prior to January 1, 2008, for serving as a trustee of the fund family, each Independent Fund Trustee received an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees determined whether a fee was warranted, provided, however, that no fee was normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board’s Audit Committee received $5,000 per year and each member of the Audit Committee, including the Chair, received $1,000 for each Audit Committee meeting he or she attended in-person or by telephone. No additional compensation was provided for service on any other Board committee. The Lead Independent Trustee received an additional $20,000 per year.

Effective January 1, 2008, the compensation of each Independent Fund Trustee has been restructured. For serving as a trustee of the funds in the fund family, each Independent Fund Trustee and each Interested Trustee who is not an employee of NB Management receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee. The Chair who is also an Independent Fund Trustee receives an additional $35,000 per year.

The funds in the fund family reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

TABLE OF COMPENSATION

FOR FISCAL YEAR ENDED 8/31/08

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
John Cannon Trustee	$49,240	$134,610
Faith Colish Trustee	$49,240	$134,610
Martha C. Goss Trustee	$48,374	$132,593
C. Anne Harvey Trustee	$49,240	$134,610
Robert A. Kavesh Trustee	$47,347	$129,610
Michael M. Knetter Trustee	$47,347	$129,610
Howard A. Mileaf Trustee	$48,374	$132,593
George W. Morriss Trustee	$50,267	$137,593
Edward I. O’Brien Trustee	$47,347	$129,610
William E. Rulon Trustee	$47,347	$129,610
Cornelius T. Ryan Trustee	$50,777	$139,071
Tom D. Seip Trustee	$58,390	$160,006
Candace L. Straight Trustee	$49,240	$134,610
Peter P. Trapp Trustee	$52,160	$142,593
Fund Trustees who are “Interested Persons”
Jack L. Rivkin Trustee	$3,725	$10,000

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Robert Conti President, Chief Executive Officer and Trustee	N/A*	N/A*

* Mr. Conti became a Fund Trustee on December 18, 2008.

Ownership of Securities

Set forth below is the dollar range of equity securities owned by the Fund Trustee as of December 31, 2008.

Century Fund
Independent Fund Trustees
John Cannon	C
Faith Colish	B
Martha C. Goss	A
C. Anne Harvey	A
Robert A. Kavesh	A
Michael M. Knetter	A
Howard A. Mileaf	A
George W. Morriss	A
Edward I. O’Brien	A
William E. Rulon	A
Cornelius T. Ryan	A
Tom D. Seip	C
Candace L. Straight	A
Peter P. Trapp	A
Fund Trustees who are “Interested Persons”
Jack L. Rivkin	A
Robert Conti	A

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the fund family as of December 31, 2008.

Name of Fund Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
John Cannon	E
Faith Colish	E
Martha C. Goss	C
C. Anne Harvey	D
Robert A. Kavesh	E
Michael M. Knetter	D
Howard A. Mileaf	E
George W. Morriss	D
Edward I. O’Brien	E
William E. Rulon	E
Cornelius T. Ryan	E
Tom D. Seip	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Robert Conti	E
Jack L. Rivkin	C

* Valuation as of December 31, 2008

A = None B = $1-$10,000 C = $10,001 - $50,000 D = $50,001-$100,000 E = over $100,000

Independent Fund Trustees Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated November 3, 2003 (“Management Agreement”).

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.

NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust. See “Trustees and Officers.” The Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to four administration agreements with the Trust, one for the Investor Class dated October 31, 2003, one for the Institutional Class dated June 13, 2005, one for Class A dated December 17, 2007 and one for Class C dated December 17, 2007 (each an “Administration Agreement”). For such administrative services, each Class of the Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.

Under each Administration Agreement, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of

Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Fund intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or their shareholders adversely.

The Management Agreement continues until October 31, 2009. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in the Fund. The Administration Agreement continues until October 31, 2009. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Management and Administration Fees

For investment management services, the Fund pays NB Management a fee at the annual rate of 0.550% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.500% of the next $250 million, 0.475% of the next $250 million, 0.450% of the next $500 million, 0.425% of the next $2.5 billion, and 0.400% of average daily net assets in excess of $4 billion.

During the fiscal years ended August 31, 2008, 2007 and 2006, the Fund accrued management fees as follows:

	Management Fees Accrued for Fiscal Years Ended August 31,
	2008	2007	2006
Century	$61,814	$57,845	$59,108

For administrative services, the Investor Class of the Fund pays NB Management a fee at the annual rate of 0.26% of the Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement. In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services.

During the fiscal years ended August 31, 2008, 2007 and 2006, the Investor Class of the Fund accrued administration fees as follows:

	Management Fees Accrued for Fiscal Years Ended August 31,
	2008	2007	2006
Century	$29,223	$27,346	$27,943

For administrative services, the Institutional Class of the Fund pays NB Management a fee at the annual rate of 0.15% of the Fund’s average daily net assets, plus out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Trust’s Board of Trustees, including a majority of those Fund Trustees who are not interested persons of the Trust or of NB Management, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services. In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

For administrative services, the Class A and Class C of the Fund pays NB Management a fee at the annual rate of 0.26% of the Fund’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services.

As of August 31, 2008, the Institutional Class, Class A and Class of the Fund had not yet commenced operations. Therefore, there is no data to report.

Contractual Expense Limitations

NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of each Class of the Fund listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) (“Operating Expenses”) do not exceed the rate per annum noted below (“Expense Limitation”).

The Fund listed below has agreed to repay NB Management out of assets attributable to its respective Class noted below for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class’ Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

With respect to the Fund, the appropriateness of these undertakings is determined on a class-by-class basis.

Fund	Class	Limitation Period	Expense Limitation

Century	Investor	08/31/2019	1.50%*
	Institutional	08/31/2013	0.75%
	A	08/31/2013	1.11%
	C	08/31/2013	1.86%

* Currently, the Investor Class’ contractual expense limitation is 1.50% of average net assets until August 31, 2019. When Grandfathered Investors in Class A shares of Century Fund are converted to Investor Class shares of Century Fund, the contractual expense limitation will be 1.11% of average net assets until August 31, 2015 subject to the other terms noted above.

NB Management reimbursed Investor Class of the Fund the following amount of expenses pursuant to the Fund’s contractual arrangement:

	Expenses Reimbursed for Fiscal Years Ended August 31,
Fund	2008	2007	2006
Century - Investor Class	$144,962	$98,946	$109,822

Sub-Adviser

NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated November 3, 2003 (“Sub-Advisory Agreement”).

The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

The Sub-Advisory Agreement continues until October 31, 2009 and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days’ prior written notice. The Sub-Advisory Agreements also terminate automatically with respect to the Fund if they are assigned or if the Management Agreement terminates with respect to the Fund.

Portfolio Manager Information

Accounts Managed

John J. Barker, Lawrence K. Fisher, Daniel J. Fletcher and Daniel D. Rosenblatt are the Portfolio Managers of the Fund for which they have day-to-day management responsibility.

The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of August 31, 2008.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
John J. Barker
Registered Investment Companies*	2	$30	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	687	$7,428	-	-

Lawrence K. Fisher
Registered Investment Companies*	2	$30	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	687	$7,428	-	-
Daniel J. Fletcher
Registered Investment Companies*	2	$30	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	687	$7,428	-	-
Daniel D. Rosenblatt
Registered Investment Companies*	2	$30	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	687	$7,428	-	-

*Registered Investment Companies include all mutual funds managed by the Portfolio Manager, including the Fund.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund it manages also invests. In such as case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all Fund or accounts for which the Portfolio Manager is responsible.

           NB Management, Neuberger Berman and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers’ compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Holdings Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

In addition, Portfolio Managers who also manage hedge funds may receive a percentage of yearly pre-tax revenue generated from the management and incentive fees paid by hedge fund investors.

NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager, as of August 31, 2008, in the Fund.

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
John J. Barker	Neuberger Berman Century Fund	E
Lawrence K. Fisher	Neuberger Berman Century Fund	D
Daniel J. Fletcher	Neuberger Berman Century Fund	A
Daniel D. Rosenblatt	Neuberger Berman Century Fund	E

A = None	E = $100,001-$500,000

B = $1-$10,000	F = $500,001-$1,000,000

C = $10,001-$50,000	G = Over $1,000,001

D =$50,001-$100,000

Other Investment Companies Managed

The investment decisions concerning the Fund and the other registered investment companies managed by NB Management (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the Fund involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund’s having their advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics

The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund’s Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Fund they advise, but are restricted from trading in close conjunction with their Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Neuberger Berman

NB Management and Neuberger Berman are wholly owned by Lehman Brothers Holdings Inc., a publicly-owned holding company (“LB Holdings”). LB Holdings’ address is 745 Seventh Avenue, New York, New York 10019. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Holdings LLC who are deemed “control persons,” all of whom have offices at the same address as NB Management and

Neuberger Berman are: Kevin Handwerker, Joe Amato and Robert Conti. Mr. Conti is a Fund Trustee and an officer of the Trust.

On September 15, 2008, LB Holdings filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. NB Management and Neuberger Berman (“Neuberger”) are separate legal entities and are not included in the bankruptcy filing. On December 3, 2008, NBSH Acquisition, LLC (“NBSH”), an entity organized by key members of Neuberger’s senior management was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger’s business and the fixed income and certain alternative asset management businesses of Lehman Brothers’ Investment Management Division (together with Neuberger, the “Acquired Businesses”) (the “Proposed Acquisition”). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder. At the closing of the Proposed Acquisition, a majority interest in the Acquired Businesses will be directly or indirectly owned by portfolio managers, Neuberger’s management team and certain key members and senior professionals of the former Investment Management Division, as well as by LB Holdings and certain affiliates of LB Holdings. The transaction is subject to certain conditions and approvals.

Included in the Acquired Businesses are NB Management and Neuberger Berman. The consummation of the Proposed Acquisition has been deemed to result in an “assignment” of the Funds’ Management and Sub-Advisory Agreements which would, by law, automatically terminate those agreements. Accordingly, the Board, including the Trustees who are not “interested persons” of the Funds’ investment manager and its affiliates or the Funds, has approved new Management Agreements and Sub-Advisory Agreements for the Funds. The new agreements also will require the approval of the Funds’ shareholders, which, as of the date of this SAI, is still pending. NB Management and Neuberger Berman will continue to operate in the ordinary course of business as the investment manager/sub-adviser of the Funds.

DISTRIBUTION ARRANGEMENTS

The Fund offers Investor Class, Class A, Class C and Institutional Class shares of the Fund. This SAI relates to Investor Class, Class A, Class C and Institutional Class shares of the Fund.

Distributor

NB Management serves as the distributor (“Distributor”) in connection with the offering of the Fund’s shares. Investor Class and Institutional Class shares are offered on a no-load basis. Class A and Class C (with the exception of Grandfathered Investors as defined in the Prospectus) are available only through Institutions that have entered into selling agreements with NB Management.

In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund’s Investor Class and Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of the Fund’s Class A and Class C shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Fund’s shares. However, for Class A shares, the Distributor receives commission revenue consisting of the portion of Class A sales charge remaining after the allowances by the Distributor to Institutions. For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase. The Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions of Class C shares.

For a Class of the Fund that is sold directly to investors (currently the Investor Class, Institutional Class and Class A shares for Grandfathered Investors as defined in the Prospectus), the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund’s shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund’s shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to the Investor Class and Institutional Class and a Distribution and Shareholder Services Agreement with respect to Class A and Class C (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2009. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

Revenue Sharing

NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”).

Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, NB Management may pay for: placing the Fund on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Fund or of any particular share class of the Fund. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.

In addition to the compensation described above, the Fund and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to their transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Fund with respect to those assets.

Distribution Plan (Class A Only)

The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to Class A of the Fund. The Plan provides that Class A of the Fund will compensate NB Management for administrative and other services provided to Class A of the Fund, its activities and expenses related to the sale and distribution of Class A shares, and ongoing services to investors in Class A of the Fund. Under the Plan, NB Management receives from Class A of the Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Class A’s plan complies with these rules.

Distribution Plan (Class C Only)

The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class C of the Fund. The Plan provides that Class C of the Fund will compensate NB Management for administrative and other services provided to Class C of the Fund, its activities and expenses related to the sale and distribution of Class C shares, and ongoing services to investors in Class C of the Fund. Under the Plan, NB Management receives from Class C of the Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Class C’s plan complies with these rules.

Distribution Plan (Class A and Class C)

Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.

Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the applicable Classes of the Fund and their shareholders. To the extent the Plans allow the Fund to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

The Plans are renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

From time to time, the Fund may be closed to new investors. Because the Plans for Class A and Class C shares of the Fund pay for ongoing shareholder and account services, the Board may determine that it is appropriate for the Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

The Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of the Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). The Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

The Fund uses an independent pricing service to value its equity portfolio securities (including options). The independent pricing service values equity portfolio securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. The independent pricing service values foreign equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the independent pricing service at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value.

The Fund uses an independent pricing service to value its debt securities. Valuations of debt securities provided by an independent pricing service are based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

The Fund’s foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

If, after the close of the principal market on which a security is traded, and before the time the Fund’s securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Trustees have authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

If NB Management believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Financial Intermediaries

The Fund has authorized one or more financial intermediaries to receive purchase and redemption orders on their behalf. Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order. Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “accepted” as defined in the Prospectus.

Automatic Investing and Dollar Cost Averaging

For a Class of the Fund that is sold directly to investors (currently the Investor Class, Institutional Class and Class A shares for Grandfathered Investors as defined in the Prospectus), shareholders in the Fund (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. Direct Shareholders who elect to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Fund, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

Sales Charges

Class A Purchases

Purchases by certain 403(b) plans. Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the Neuberger Berman Fund are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

Other Purchases. Pursuant to a determination of eligibility by NB Management, Class A shares of the Fund may be sold at net asset value to:

1.

current or retired directors, trustees, and officers of the Neuberger Berman Fund, current or retired employees and partners of NB Management or Neuberger and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2.

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a ) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in- law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

3.

currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a ) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Fund, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

4.	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

5.	insurance company separate accounts;

6.	accounts managed by NB Management or Neuberger and its affiliated companies;

7.	NB Management or Neuberger and its affiliated companies;

8.

an individual or entity with a substantial business relationship with NB Management or Neuberger and its affiliated companies, or an individual or entity related or relating to such individual or entity;

9.

wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by NB Management or Neuberger and its affiliated companies;

10.	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

11.	directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

12.

banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee;

13.	clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

14.

Employer-sponsored defined contribution – type plans, including certain 403(b) plans, investing $1 million or more with 100 or more eligible employees, and IRA rollovers involving retirement plan assets invested in the funds in the fund family; and

15.	Employee benefit and retirement plans for NB Management and its affiliates.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts.

Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•

redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an individual retirement account (“IRA”) or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Loan repayments.

Repayments on loans taken from a retirement plan or an IRA or other individual-type retirement account are not subject to sales charges if NB Management is notified of the repayment.

Dealer commissions and compensation.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund’s IRA rollover policy as described in the Prospectus) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $1,999,999, 0.75% on amounts from $2 million to $2,999,999, 0.50% on amounts from $3 million to $4,999,999 and 0.25% on amounts from $5 million and above. Commissions are based on cumulative investments and are annually reset.

A dealer concession of up to 1% may be paid by the Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

Sales Charge Reductions and Waivers

Reducing your Class A sales charge.

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Letter of Intent.  By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of non-money market funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Prospectus with their first purchase.

Aggregation.  Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

•	individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•

trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

•	endowments or foundations established and controlled by you or your immediate family; or

•

529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan). Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

•

for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

•

for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases.  As described in the Prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of money market funds in the fund family are excluded.

Rights of accumulation.  Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of money market funds in the fund family are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or NB Management if you have additional information that is relevant to the calculation of the value of your holdings.

You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.

CDSC waivers for Class A and C shares.

As noted in the Prospectus, a contingent deferred sales charge (“CDSC”) may be waived in the following cases:

•

redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Fund’s transfer agent is notified of the death of a joint tenant will be subject to a CDSC;

•	tax-free returns of excess contributions to IRAs;

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

•	distributions from an IRA upon the shareholder’s attainment of age 59-1/2;

•	IRA rollover from a fund in the fund family held in a employer sponsored retirement plan to Class A shares; and

•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•

Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•

Redemptions through a systematic withdrawal plan (SWP). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

•	Purchases where the Distributor pays no commission or transaction fee to authorized dealers.

For purposes of this paragraph, “account” means:

•	in the case of Class A shares, your investment in Class A shares of all funds in the fund family (investments representing direct purchases of money market funds in the fund family are excluded); and

•	in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the Prospectus.

ADDITIONAL EXCHANGE INFORMATION

As more fully set forth in the Prospectus, if shareholders purchased Institutional or Investor Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met. Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

In addition, Grandfathered Investors (as defined in the Prospectus) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

An Institution may exchange a fund’s Investor Class, Institutional Class, Class A or Class C shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. Most Institutions allow you to take advantage of the exchange program.

Exchanges are generally not subject to any applicable sales charges. However, exchanges from money market funds are subject to applicable sales charges of the fund being purchased, unless the money market fund shares were acquired through an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund having a sales charge.

Most investment providers allow you to take advantage of the exchange program. Please contact your investment provider or NB Management for further information on exchanging your shares.

Any of the funds in the fund family may terminate or modify its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

There can be no assurance that Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund, Neuberger Berman Institutional Cash Fund, Neuberger Berman Municipal Money Fund, Neuberger Berman New York Municipal Money Fund, Neuberger Berman Prime Money Fund, Neuberger Berman Tax-Free Money Fund, or Neuberger Berman Treasury Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

Each of the funds in the fund family, except Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund and Neuberger Berman Real Estate Fund may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund and Neuberger Berman Real Estate Fund charge shareholders a redemption fee on exchanges of fund shares held 60 days or less, the funds will provide at least 60 days’ notice prior to terminating or materially altering its exchange privilege, except in the following cases:

•	If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

•

In certain extraordinary circumstances, such as the suspension of the redemption of the fund’s shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

Redemptions in Kind

The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. The Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of the Fund’s shareholders as a whole.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund distributes to its shareholders substantially all of its net investment income (by Class, after deducting expenses attributable to the Class), net capital gains and net gains from foreign currency transactions it earns or realizes. Capital gain realization is one factor that a Portfolio Manager may consider in deciding when to sell a security. The Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in the Fund’s NAV until they are distributed. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

The Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December.

The Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

A cash election with respect to any Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined,

however, that the U.S. Postal Service cannot properly deliver the Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election. Thereafter, the shareholder’s dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the relevant Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of the Fund

To continue to qualify for treatment as a RIC under the Code, the Fund – which is treated as a separate corporation for federal tax purposes – must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. With respect to the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and (ii) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs. If the Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the foregoing diversification requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign issuer’s shares, to ascertain whether the issuer is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that the Fund will be able to do so.

The Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses they realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Exchange-traded futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) that are subject to section 1256 of the Code (“Section 1256 contracts”) in which the Fund may invest are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund’s taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).

The Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, the Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

The Fund may invest in interests in MLPs, which generally are classified as partnerships for federal tax purposes. Most MLPs in which the Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the investing Fund under the Income Requirement. If the Fund invests in an MLP that is not a QPTP, the net income the Fund earns therefrom would be treated the same under the Income Requirement as income described in the next paragraph.

Income that the Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) and is not a QPTP will be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that company.

The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pool (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, in 2006 the U.S. Treasury Department and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Taxation of the Fund’s Shareholders

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

Dividends the Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if properly designated by the Fund, will be exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (“qualified interest income” less allocable deductions), which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits. The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends the Fund pays to foreign investors, with certain exceptions, with respect to taxable years beginning before January 1, 2010.

As described in “Maintaining Your Account” in the Prospectus, the Fund may close a shareholder’s account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

FUND TRANSACTIONS>

In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders. Affiliates of NB Management may act as a broker for the Fund in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such a broker is capable of providing best execution (“Affiliated Brokers”). For Fund transactions which involve securities traded on the OTC market; the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.

During the fiscal year ended August 31, 2006, Neuberger Berman Century Fund paid brokerage commissions of $16,070 of which $1,088 was paid to Neuberger Berman and $1,733 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2007, Neuberger Berman Century Fund paid brokerage commissions of $11,949 of which $504 was paid to Neuberger Berman and $1,269 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2008, Neuberger Berman Century Fund paid brokerage commissions of $19,931, of which $150 was paid to Neuberger Berman and $2,078 was paid to Lehman Brothers. During the fiscal year ended August 31, 2008, transactions in which the Fund used Neuberger Berman as broker comprised .95% of the aggregate dollar amount of transactions involving the payment of commissions, and .75% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which the Fund used Lehman Brothers as broker comprised 10.05% of the aggregate dollar amount of transactions involving the payment of commissions, and 10.43% of the aggregate brokerage commissions paid by the Fund. 100% of the $17,703 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $21,299,825) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2008, the Fund acquired securities of the following of its

“regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co., Inc., at that date, the Fund held no securities of its regular brokers or dealers.

Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. The Fund may use an Affiliated Broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously charged by the Affiliated Broker on comparable transactions for its most favored unaffiliated customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the Fund are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions other than an Affiliated Broker, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

A committee comprised of officers of NB Management and/or employees of Neuberger Berman who are Fund managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.

In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman’s normal internal research activities, Neuberger Berman’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions of the Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.

The Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

Commission Recapture Program and Expense Offset Arrangement

The Fund entered into a commission recapture program with Citigroup Global Markets Inc., which enables the Fund to recoup a portion of the commissions it pays to a broker that is not a related party of the Fund by redirecting these commissions to pay for some of its operational expenses. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated.

For the year ended August 31, 2008, the impact of this arrangement on the Fund was a reduction of expenses as follows:

Fund	Amount of Reduction of Expenses
Century	$840

The Fund also has entered into an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2008, the impact of this arrangement was a reduction of expenses as follows:

Fund	Amount of Reduction of Expenses
Century	$7

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

For Neuberger Berman Century Fund the portfolio turnover rate in the 2008 fiscal year differed materially from the portfolio turnover rate in the 2007 fiscal year due to changeover in the portfolio management team during the 2008 fiscal year.

Proxy Voting

The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Fund. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

For socially responsive clients, NB Management has adopted socially responsive voting guidelines. For non-socially responsive clients, NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NB Management (the “Potential Recipients”) unless such disclosure is consistent with the Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

NB Management and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Fund prior to commencing its duties), and only with the written concurrence of NB Management’s legal and compliance department.

Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested only by an officer of NB Management or the Fund by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Fund or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Fund or NB Management. Following this approval, the form is submitted to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

Neither the Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Fund’s Chief Compliance Officer, the Board of Trustees reviews the Fund’s portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

Pursuant to a Code of Ethics adopted by the Fund, NB Management and Neuberger Berman (“NB Code”), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Fund’s shareholders. The NB Code also prohibits any person associated with the Fund, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

Portfolio Holdings Approved Recipients

The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

State Street Bank and Trust Company (“State Street”). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

Securities Lending Agent. The Fund has entered or may enter into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive the Fund’s portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. The Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. The Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

Other Third-Party Service Providers to the Fund. The Fund may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund.

In addition, the Fund may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Neuberger Berman. Currently, the Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose. FactSet receives reasonable compensation for its services.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies. The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. The Fund provides its complete portfolio holdings to: Vestek each day, Lipper, a Reuters company on the first business day of each month, Bloomberg on the 6th business day of the month, with a one month delay, RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay) and Morningstar on the 15th business day of each month. The Fund also provides its complete month-end portfolio holdings to Data Communiqué International (“DCI”), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of the Fund’s top 10 holdings. No compensation is received by any Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information. NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

REPORTS TO SHAREHOLDERS

Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the Fund’s independent registered public accounting firm. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twenty-three separate operating series. The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Prior to November 9, 1998, the name of the Trust was “Neuberger & Berman Equity Fund.”

Description of Shares. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder Meetings. The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund entitled to vote at the meeting.

Certain Provisions of Trust Instrument. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

Other. Because Institutional Class, Class A and Class C shares for certain Fund may be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

The Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. All correspondence for other classes should be mailed to Neuberger Berman Fund, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The Fund has selected Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA, 19103, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, as its legal counsel.

REGISTRATION STATEMENT

This SAI and the Prospectus does not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The following financial statements and related documents are incorporated herein by reference from the Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2008:

The audited financial statements of Neuberger Berman Century Fund, notes thereto, and the reports of Tait, Weller & Baker LLP, independent registered public accounting firm, with respect to such audited financial statements.

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for LCDG Fund and Century Fund and pro forma financial statements for the combined Fund, assuming the reorganization and conversion is consummated as of August 31, 2008. The first table presents the Schedule of Investments for each Fund and pro forma figures for the combined Fund. The second table presents the Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The third table presents the Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. These tables are followed by the Notes to the pro forma Financial Statements.

		NEUBERGER BERMAN AUGUST 31, 2008 (UNAUDITED)

Pro Forma Combined Schedule Of Investments

Neuberger Berman Large Cap Disciplined Growth Fund	Neuberger Berman Century Fund	Pro Forma Combined		Neuberger Berman Large Cap Disciplined Growth Fund	Neuberger Berman Century Fund	Pro Forma Combined
Number of Shares				Market Value (000's omitted)	Market Value (000's omitted)	Market Value (000's omitted)
Common Stocks (94.7%)

Aerospace & Defense (5.0%)
3,437	4,555	7,992	Lockheed Martin	$400	$531	$931
1,787		1,787	Precision Castparts	184		184
3,095	3,820	6,915	Raytheon Co.	186	229	415
				770	760	1,530

Beverages (5.8%)
7,922	8,715	16,637	Coca-Cola	412	454	866
3,054		3,054	Fomento Economico Mexicano ADR	136		136
6,404	4,930	11,334	PepsiCo, Inc.	438	337	775
				986	791	1,777

Biotechnology (4.6%)
4,075		4,075	Genentech, Inc. *	403		403
3,504		3,504	Genzyme Corp. *	274		274
6,780	6,845	13,625	Gilead Sciences *	357	361	718
				1,034	361	1,395

Capital Markets (3.5%)
1,780		1,780	Franklin Resources	186		186
2,772	2,655	5,427	Northern Trust	223	214	437
3,226	4,165	7,391	T. Rowe Price Group	191	247	438
				600	461	1,061

Chemicals (1.5%)
2,201	1,865	4,066	Monsanto Co.	251	213	464

Communications Equipment (6.7%)
9,607		9,607	Cisco Systems *	231		231
7,739	10,870	18,609	Nokia Corp. ADR	195	273	468
5,653	8,930	14,583	QUALCOMM Inc.	297	470	767
2,121	2,785	4,906	Research In Motion *	258	339	597
				981	1,082	2,063

Computers & Peripherals (7.6%)
3,065	3,057	6,122	Apple, Inc. *	520	518	1,038
7,767		7,767	Hewlett-Packard	364		364
3,464	4,215	7,679	IBM	422	513	935
				1,306	1,031	2,337

Electric Utilities (3.1%)
3,642		3,642	Exelon Corp.	277		277
1,884		1,884	FirstEnergy Corp.	137		137
2,886	5,849	8,735	FPL Group	173	351	524
				587	351	938

Electrical Equipment (1.3%)
8,149	8,630	16,779	ABB Ltd.	200	212	412

Energy Equipment & Services (3.0%)
4,429	2,835	7,264	Schlumberger Ltd.	417	267	684
1,825		1,825	Transocean Inc. *	232		232
				649	267	916

Food & Staples Retailing (6.5%)
3,434		3,434	Costco Wholesale	230		230
7,761	7,540	15,301	CVS Corp.	284	276	560
6,185		6,185	Kroger Co.	171		171
8,709	8,725	17,434	Wal-Mart Stores	515	515	1,030
				1,200	791	1,991

Food Products (0.6%)
9,082		9,082	ConAgra, Inc.	193		193

Health Care Equipment & Supplies (5.6%)
4,426	3,975	8,401	Baxter International	300	269	569
4,007	3,015	7,022	Becton, Dickinson & Co.	350	264	614
5,744		5,744	Covidien Ltd.	311		311
4,052		4,052	Medtronic, Inc.	221		221
				1,182	533	1,715

Hotels, Restaurants & Leisure (1.9%)
4,341	4,900	9,241	McDonald's Corp.	269	304	573

Household Products (3.0%)
3,627	4,190	7,817	Colgate-Palmolive	276	319	595
4,795		4,795	Procter & Gamble	334		334
				610	319	929

Insurance (1.8%)
6,376	10,440	16,816	Marsh & McLennan	204	333	537

Internet Software & Services (1.2%)
760		760	Google Inc. Class A *	352		352

IT Services (0.6%)
6,508		6,508	Western Union	180		180

Machinery (3.6%)
2,521		2,521	Cummins Inc.	164		164
3,504	2,785	6,289	Danaher Corp.	286	227	513
4,058		4,058	Deere & Co.	286		286
2,002		2,002	Eaton Corp.	147		147
				883	227	1,110

Media (0.4%)
2,993		2,993	Omnicom Group	127		127

Multiline Retail (1.8%)
4,274	7,025	11,299	Kohl's Corp. *	210	345	555

Oil, Gas & Consumable Fuels (5.3%)
3,483	4,305	7,788	Canadian Natural Resources	296	366	662
1,746	1,605	3,351	Occidental Petroleum	139	128	267
4,424	3,910	8,334	Petroleo Brasileiro ADR	233	206	439
2,838		2,838	Range Resources	132		132
2,346		2,346	XTO Energy	118		118
				918	700	1,618

Pharmaceuticals (4.7%)
8,504	6,470	14,974	Abbott Laboratories	489	372	861
4,545	3,619	8,164	Johnson & Johnson	320	255	575
				809	627	1,436

Semiconductors & Semiconductor Equipment (1.7%)
9,331		9,331	Applied Materials	167		167
15,464		15,464	Intel Corp.	354		354
				521		521

Software (7.7%)
5,462		5,462	Adobe Systems *	234		234
7,406		7,406	Amdocs Ltd. *	224		224
3,616	3,475	7,091	Electronic Arts *	176	169	345
16,622	12,825	29,447	Microsoft Corp.	454	350	804
17,354	16,265	33,619	Oracle Corp. *	380	357	737
				1,468	876	2,344

Specialty Retail (2.1%)
12,202	14,515	26,717	Staples, Inc.	295	351	646

Textiles, Apparel & Luxury Goods (2.0%)
4,693	5,540	10,233	Nike, Inc.	285	336	621

Tobacco (0.7%)
4,169		4,169	Philip Morris International	224		224

Wireless Telecommunication Services (1.4%)
4,271	5,700	9,971	American Tower *	177	236	413

Total Common Stocks
(Cost $17,663, $10,858, and $28,521 respectively)				17,471	11,507	28,978

Short-Term Investments (6.1%)
1,558,840	314,130	1,872,970	Neuberger Berman Prime Money Fund Trust Class
			(Cost $1,559, $314, and $1,873 respectively)	1,559	314	1,873

			Total Investments (100.8%)
			(Cost $19,222, $11,172, and $30,394 respectively) **	19,030	11,821	30,851

			Liabilities, less cash, receivables and other assets [(0.8%)]	(301)	55	(246)

			Total Net Assets (100.0%)	$18,729	$11,876	$30,605

     *         Security did not produce income during the last twelve months.

**       The cost of investments for U.S. federal income tax purposes of the combined fund was $30,522,000. Gross unrealized appreciation of investments was $1,278,000 and gross unrealized depreciation of investments was $949,000, resulting in net unrealized appreciation of $329,000, based on cost for U.S. federal income tax purposes.

NEUBERGER BERMAN AUGUST 31, 2008 (UNAUDITED)

Pro Forma Combined Statements of Assets and Liabilities

(000’s omitted except per share amounts)	Neuberger Berman Large Cap Disciplined Growth Fund	Neuberger Berman Century Fund	Adjustments	[a]	Pro Forma Combined

Assets
Investments in securities, at market value*--see Schedule of Investments:
Unaffiliated Issuers	$17,471	$11,507			$28,978
Affiliated Issuers	1,559	314			1,873
	19,030	11,821			30,851
Dividends and interest receivable	22	17			39
Receivable for securities sold	-	69			69
Receivable for Fund shares sold	530	8			538
Receivable from administrator - net	9	8			17
Total Assets	19,591	11,923	-		31,514

Liabilities
Payable for securities purchased	774	-			774
Payable for Fund shares redeemed	3	-			3
Payable to investment manager - net	8	5			13
Accrued expenses and other payables	77	42			119
Total Liabilities	862	47	-		909
Net Assets at value	$18,729	$11,876	-		$30,605
Net Assets consist of:
Paid-in capital	$19,330	$43,895			$63,225
Undistributed net investment income	7	-			7
Accumulated net realized gains (losses) on investments	(416)	(32,668)			(33,084)
Net unrealized appreciation (depreciation) in value of investments	(192)	649			457
Net Assets at value	$18,729	$11,876	-		$30,605
Net Assets
Investor Class	$-	$11,876			$11,876
Institutional Class	3,263	-			3,263
Class A	7,435	-			7,435
Class C	8,031	-			8,031
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	-	1,607	10		1,617
Institutional Class	360	-	82	[b]	442
Class A	823	-	173	[b]	996
Class C	893	-	194	[b]	1,087
Net Asset Value, offering and redemption price per share
Investor Class	$-	$7.39			$7.39
Institutional Class	9.06	-	(1.67)		7.39
Net Asset Value and redemption price per share
Class A	$9.03	$-	(1.64)		$7.39
Offering price per share
Class A ‡	$9.58	$-	(1.74)		$7.84
Net Asset Value and offering price per share
Class C ^	$8.99	-	(1.60)		$7.39
*Cost of investments:
Unaffiliated issuers	$17,663	$10,858			$28,521
Affiliated issuers	1,559	314			1,873
Total cost of investments	$19,222	$11,172			$30,394

a The adjustments assume that Century Fund has obtained all the shareholder accounts and assets of Large Cap Disciplined Growth Fund.

b Each shareholder of Large Cap Disciplined Growth Fund will receive the number of Century Fund shares equal in dollar value to that shareholder’s shares of Large Cap Disciplined Growth Fund.

‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the fund’s prospectus, offering price is reduced.

^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes which are an integral part of the financial statements

NEUBERGER BERMAN AUGUST 31, 2008 (UNAUDITED)

Pro Forma Combined Statements of Operations

(000’s omitted)	Neuberger Berman Large Cap Disciplined Growth Fund	(a)	Neuberger Berman Century Fund		Adjustments	[1]	Pro Forma Combined

Investment Income

Income:

Dividend income - unaffiliated issuers	$64		$155	$			$219
Interest income - unaffiliated issuers	1		-				1
Income from investments in affiliated issuers	9		15				24
Foreign taxes withheld	-		(1)				(1)
Total income	$74		$169		$-		$243

Expenses:

Investment management fees	27		62				89
Administration fees	3		7				10
Administration fees:
Investor Class	-		22				22
Institutional Class	1		-				1
Class A	3		-				3
Class C	4		-				4
Distribution fees:
Class A	4		-				4
Class C	19		-				19
Shareholder servicing agent fees:
Investor Class	-		37				37
Institutional Class	2		-				2
Organizational expense	25		-		(25)	[4]	-
Audit fees	20		19		(20)	[2]	19
Custodian fees	30		19		5	[2,3]	54
Legal fees	49		38		(49)	[2,3]	38
Registration and filing fees	93		28		(28)	[2,3]	93
Shareholder reports	24		16		(20)	[2,3]	20
Trustees’ fees and expenses	23		35		(22)	[2]	36
Miscellaneous	3		2		(1)	[2,3]	4
Total expenses	330		285		(160)		455

Expenses reimbursed by administrator	(262)		(115)		160	[3]	(217)
Expenses reduced by custodian fee expense offset and commission recapture arrangements
	(1)		(1)				(2)
Total net expenses	67		169		-		236
Net investment income (loss)	$7		$-		$-		$7

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(416)		905				489
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(192)		(1,097)				(1,289)
Net gain (loss) on investments	(608)		(192)		-		(800)
Net increase (decrease) in net assets resulting from operations	$(601)		$(192)		$-		$(793)

(a) For the Period from December 20, 2007 (Commencement of Operations) to August 31, 2008

1 The adjustments assume that Century Fund has obtained all the shareholder accounts and assets of Large Cap Disciplined Growth Fund.

2 Certain expenses have been reduced due to the elimination of partially duplicative services.

3 Certain expenses, which are determined on a per trust basis or on a sliding scale based upon net assets, have been adjusted to reflect the combination of Century Fund and Large Cap Disciplined Growth Fund.

4 Certain expenses have been eliminated due to the combination of Century Fund and Large Cap Disciplined Growth Fund.
See Notes which are an integral part of the financial statements

NEUBERGER BERMAN AUGUST 31, 2008 (UNAUDITED)

Neuberger Berman Century Fund

Pro forma Notes to Combining Financial Statements

August 31, 2008 (Unaudited)

1. Description of Fund

Neuberger Berman Century Fund (the “Fund”) is a separate operating series of Neuberger Berman Equity Funds (the “Trust”), a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated February 5, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (the “1933 Act”). The Fund currently offers Investor Class shares.

2. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of Neuberger Berman Large Cap Disciplined Growth Fund (“Large Cap Disciplined Growth”), into the Fund (“Reorganization”) as if such Reorganization had taken place as of August 31, 2008. In addition, the pro forma financial statements assume that immediately after the consummation of the Reorganization, Class A shares of Century Fund that are held by shareholders who held shares in the Neuberger Berman family of funds (“Neuberger Berman Funds”) prior to the sale of Class A and Class C shares of a Neuberger Berman Fund will be reclassified as Investor Class shares of Century Fund (the “Conversion,” together with the Reorganization, the “Transaction”).

The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the Transaction had occurred on August 31, 2008. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds as if the Transaction had taken place as of the beginning of each Fund’s most recently completed fiscal period.

Under the terms of the Plan of Reorganization and Dissolution, the Reorganization of Large Cap Disciplined Growth with the Fund will be accounted for by the method of accounting for tax-free reorganizations of investment companies. The Reorganization would be accomplished by a transfer of the net assets of Large Cap Disciplined Growth in exchange for shares of the Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Large Cap Disciplined Growth and the Fund have been combined as of and for the period ended August 31, 2008. Following the Reorganization, the Fund will be the surviving fund for accounting purposes. In accordance with U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of both the Fund and Large Cap Disciplined Growth which have been incorporated by reference in the Statement of Additional Information. Both follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving fund. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the Transaction are currently undeterminable.

For the year and period ended August 31, 2008, respectively, the Fund and Large Cap Disciplined Growth paid investment management fees computed at the annual rate of 0.55% of the first $250 million of its average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of its average daily net assets in excess of $4 billion.

3. Portfolio Valuation

Investments in equity securities by the Fund are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price where that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Equity Funds (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of common stock shares of the Fund that would have been issued at August 31, 2008, in connection with the Transaction. The number of shares assumed to be issued is equal to the net asset value attributable to Large Cap Disciplined Growth Institutional Class, Class A, and Class C as of August 31, 2008, divided by the net asset value per share of the Fund’s Investor Class as of August 31, 2008. The pro forma number of shares outstanding for the combined fund consists of the following at August 31, 2008:

	Shares of Century Fund Pre-Combination	Additional Shares Assumed Issued In Transaction	Total Outstanding Shares Post-Combination
Investor Class	1,607,324	10,060	1,617,384
Institutional Class	-	441,556	441,556
Class A	-	995,980	995,980
Class C	-	1,086,803	1,086,803

5. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the Reorganization, the Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

APPENDIX A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings:

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have

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not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s corporate bond ratings:

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

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Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch, Inc. corporate bond ratings:

The following descriptions of Fitch’s long-term debt ratings have been published by Fitch’s IBCA Investors Service.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB - Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC - For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

A-3

CC - For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C - For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD - Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D - Indicates an entity that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

(1) Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

            (2) The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

(3) The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Plus (+) or Minus (-) - The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to categories below ‘CCC’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

DBRS corporate bond ratings:

The following descriptions of DBRS long-term debt ratings have been published by Dominion Bond Rating Service.

AAA - Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favourable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA - Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A-4

A - Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB - Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB - Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B - Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC, C - Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D - A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

High or Low – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades.

S&P commercial paper ratings:

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating

A-5

categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings - Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s commercial paper ratings:

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch commercial paper ratings:

The following descriptions of Fitch short-term debt ratings have been published by Fitch’s IBCA Investors Service.

F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

DBRS commercial paper ratings:

The following descriptions of DBRS short-term debt ratings have been published by Dominion Bond Rating Service.

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R-1 (high) - Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle) - Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (low) - Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favourable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high) - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2 (low) - Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile.

R-3 - Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

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R-4 - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5 - Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

D - A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

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